UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                        ADVANCED TECHNOLOGIES GROUP, LTD.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

     $26,000,000
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(5)  Total fee paid:

     $1,021.80
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        ADVANCED TECHNOLOGIES GROUP, LTD.

              NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF HOLDERS
                              OF A MAJORITY OF THE
                   VOTING POWER OF THE COMPANY'S CAPITAL STOCK

TO OUR STOCKHOLDERS:

     Notice is hereby given to the stockholders of Advanced Technologies Group, Ltd., a Nevada corporation ("ATG," the "Company," "we," "us" or "our"), that the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon have approved the sale (the "Sale") of our 25% membership interest (the "Membership Interest") in FX DirectDealer, LLC ("FX Direct"), to FX Direct pursuant to a Purchase and Sale Agreement dated as of January 26, 2009 (the "Purchase Agreement"), by and among, the Company, FX Direct, MaxQ Investments LLC ("Max") and Tradition (North America), Inc. ("Tradition"). A copy of the Purchase Agreement is included as Annex A to this Information Statement.

     Our Board of Directors has unanimously approved the Sale, and as permitted by Nevada law, we have received the written consent of the holders of a majority of our outstanding capital stock entitled to vote thereon approving the Sale.

     ACCORDINGLY, WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE SALE.

     Pursuant to the terms of the Purchase Agreement, the Company, and not our stockholders, will receive all of the proceeds of the Sale. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

     This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Purchase Agreement and the Sale. We encourage you to read this Information Statement and the Annexes hereto thoroughly. You may also obtain information about us from publicly available documents we file with the Securities and Exchange Commission.

                                   By order of the Board of Directors,


                                   /s/ Alex Stelmak
                                   -----------------------------------
                                   Alex Stelmak
                                   CEO and Chairman of the Board

Red Bank, New Jersey
February 12, 2009

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary Term Sheet                                                            3

Questions and Answers About the Sale                                          8

Special Note Regarding Forward-Looking Statements                            10

Information About the Sale                                                   11

Unaudited Pro Forma Consolidated Financial Data                              22

Security Ownership of Certain Beneficial Owners and Management               27

Certain Relationships and Related Transactions                               28

Market Price of and Dividends on our Common Equity and Other
Stockholder Matters                                                          29

Annex A--Purchase and Sale Agreement

Annex B--Annual Report on Form 10-KSB/A for the fiscal year ended January 31,
2008

Annex C--Quarterly Report on Form 10-Q for the nine months ended October 31,
2008

                        ADVANCED TECHNOLOGIES GROUP, LTD.

                              INFORMATION STATEMENT

                          WE ARE NOT ASKING FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     Advanced Technologies Group, Ltd., a Nevada corporation ("ATG," the "Company," "we," "us" or "our") is sending you this Information Statement on or about March __, 2009 in connection with the prior approval by our Board of Directors and receipt of approval by written consent of the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon to the proposed sale (the "Sale") of our 25% membership interest (the "Membership Interest") in FX DirectDealer, LLC ("FX Direct"), to FX Direct pursuant to a Purchase and Sale Agreement dated as of January 26, 2009 (the "Purchase Agreement"), by and among, the Company, FX Direct, MaxQ Investments LLC (" Max") and Tradition (North America), Inc.("Tradition"). A copy of the Purchase Agreement is included as Annex A to this Information Statement.

     The General Corporation Law of the State of Nevada requires that the sale of all of our assets be approved by the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon. As it is not clear whether the sale of the Membership Interest would constitute the sale of all of our assets under Nevada law, we decided to seek stockholder approval of this action.

     If the Sale was not approved by written consent of the holders of a majority of voting power of our capital stock entitled to vote thereon, it would have been required to be approved by our stockholders at a special or annual meeting of stockholders. The elimination of the need for a meeting of our stockholders is authorized by Section 78.320 of the General Corporation Law of the State of Nevada, which provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

     At the close of business on February 4, 2009 (the "Record Date"), 18,268,104 shares of our common stock (the "Common Stock"), 762,081 shares of our Series A Convertible Preferred Stock ("Series A Preferred") and 1,609,955 shares of our Series B Convertible Preferred Stock ("Series B Preferred" and together with the Series A Preferred, the "Preferred Stock") were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The shares of Preferred Stock are convertible into shares of Common Stock on a one-to-one basis. Approval of the Sale requires the affirmative vote of a majority of the voting power of our capital stock entitled to vote thereon.

     Certain holders of our Common Stock, who collectively beneficially own 11,006,730 shares of Common Stock representing 60% of the outstanding Common Stock (53% of the outstanding capital stock), executed a written consent in lieu of a stockholders meeting approving the Sale. We are furnishing this Information Statement to inform stockholders, in the manner required by the Securities Exchange Act of 1934, as amended, of the Sale before it is consummated. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

                               SUMMARY TERM SHEET

THIS SECTION CONTAINS A SUMMARY OF THE MATERIAL TERMS OF THE PROPOSED SALE OF OUR MEMBERSHIP INTEREST PURSUANT TO THE PURCHASE AGREEMENT. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU TO FULLY UNDERSTAND THE PROPOSED TRANSACTION. WE STRONGLY ENCOURAGE YOU TO READ CAREFULLY THE ENTIRE INFORMATION STATEMENT. WE HAVE INCLUDED THE PURCHASE AND SALE AGREEMENT AS ANNEX A HERETO.

THE PARTIES TO THE PROPOSED TRANSACTION (PAGE 11)

     The parties to the transaction are ATG, as seller, FX Direct, as purchaser, Max, the majority member of the purchaser and Tradition, the remaining member of the purchaser.

     ATG was incorporated in the State of Nevada in February 2000. In January 2001, the Company purchased 100% of the issued and outstanding shares of FX3000, Inc., a Delaware corporation, which owned the rights to the FX3000 currency trading software platform. The FX3000 software program is a financial real time quote and money management platform used by independent foreign currency traders.

     In March, 2002, ATG entered into a joint venture with Tradition under which they formed FX Direct, a Delaware limited liability company which was to engage in promoting, selling and distributing software solutions systems primarily for the purpose of providing an online foreign currency exchange service and other financial products on the internet. In exchange for the issuance by FX Direct to ATG of a 25% membership interest (the "Membership Interest") in FX Direct, ATG contributed to FX Direct all its right, title and interest in the FX3000 software ("Software"). The balance of the equity interest in FX Direct was owned by Tradition, a subsidiary of Compagnie Financiere Tradition ("CFT"), a publicly held Swiss corporation listed on the Swiss exchange. In December 2006 Tradition sold 80% of its 75% membership interest in FX Direct to Max, the principal owner of which is the Chairman of the Board of Directors of Tradition. Tradition retained a 15% membership interest.

     ATG is also the developer of the PromotionStat software platform, which assists on-line advertisers in monitoring their marketing effectiveness, and the Cyber-Fence software platform, which provides anti-cyber terror and anti-identity theft solutions.

TERMS OF THE PURCHASE AGREEMENT (PAGE 13)

     In accordance with the Purchase and Sale Agreement dated as of January 26, 2009 (the "Purchase Agreement"), we have agreed to sell the Membership Interest to FX Direct.

     The aggregate purchase price of the Membership Interest is approximately $26,000,000, of which $9,000,000 is payable in cash at the closing of the Sale and the remaining $17,000,000 is payable in 36 equal monthly installments of $472,222.22, bearing interest at the rate of 10% per annum and evidenced by a subordinated promissory note (the "Subordinated Note") that will be issued

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
pursuant to a Cash Subordinated Loan Agreement ("Loan Agreement"), which is attached as an exhibit to the Purchase Agreement. The Loan Agreement provides ATG with an increased interest rate in the event of late payments by FX Direct and with the remedy of liquidation of FX Direct in the event of a default. In addition, ATG received approximately $250,000 from FX Direct upon the execution of the Purchase Agreement in full satisfaction of amounts owed to ATG for providing certain services to FX Direct. ATG will retain a .01% membership interest in FX Direct until full payment of the purchase price, at which time the .01% membership interest will be purchased by FX Direct for $5,000.

     A copy of the Purchase Agreement is attached as Annex A to this Information Statement. Stockholders are urged to carefully read the Purchase Agreement.

APPROVAL OF OUR BOARD OF DIRECTORS AND OUR STOCKHOLDERS (PAGE 20)

     Our Board of Directors has approved the Sale. In addition, following the execution of the Purchase Agreement, the members of our Board of Directors and certain of their affiliates who together own an aggregate of 11,006,730 shares of our Common Stock, representing 60% of our outstanding Common Stock (53% of our outstanding capital stock) executed a written consent in lieu of a stockholders meeting approving the Sale. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

INTERESTS OF CERTAIN PERSONS IN THE SALE (PAGE 19)

     Alex Stelmak, our Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors, Stan Mashov, our Vice President, Chief Technology Director and a Director and Dr. Abel Raskas, our President, Senior Marketing Director and a Director, together own an aggregate of 9,606,730 of our shares of Common Stock and have executed the written consent of stockholders approving the sale.

REASONS FOR THE SALE (PAGE 13)

     In reaching a determination to proceed with the Sale, the Board of Directors, after extensive negotiations with FX Direct, consulted with its legal advisors and considered various material factors, which are discussed below. Our Board of Directors considered these factors as a whole, and overall, considered them to be favorable to and in support of its determination and recommendation. Among the material factors considered by the Board of Directors were the following:

     * ATG's Membership Interest in FX Direct, which constitutes substantially all of its assets, is not currently producing any income and is unlikely to do so over the near term.

     * The loss of ATG's software service contract with FX Direct in 2007 resulted in a severe shortage of cash which, combined with the inability to raise additional capital, forced ATG to close its St. Petersburg, Russia offices in 2007.

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
     * The Sale, once completed, will give ATG the ability to satisfy its existing debts and to have a solid, positive balance sheet. Included in these debts are the tax liabilities arising from the allocations to ATG by FX Direct of income for 2007 and 2008 for which no tax distribution has or will be made.

     * The Sale will enable ATG to once again become a technology company and not a financial service company, with its attendant risks.

     * The Sale will bring an end to a period of discord with FX Direct management which has diverted the energies of the Company and its leadership from other potential projects.

     * The Sale will provide funds which would enable ATG to complete the development and marketing of existing technologies, to wit, PromotionStat, an analytical traffic monitoring tool which is designed to help marketing executives monitor the effectiveness of dollars spent on advertising and promotion on web sites, and Cyber-Fence, an anti-cyber terror and anti-identity theft software platform.

     * The Sale will enable ATG to pursue an opportunity to enter into the aircraft recovery and used aircraft parts business. Preliminary research by management has shown the existence of a substantial shortage of used aircraft parts and that healthy profit margins can be made with respect to that environmentally friendly business.

     * The future effect on FX Direct of forthcoming CFTC and NFA regulations is unclear. In addition, continued bank failures could impact on the value of ATG's interest in FX Direct.

     * A sale to unrelated third parties was considered and it was determined that such a sale would be very difficult to effectuate considering that the sale was of a minority interest, with no management prerogatives, with a history of no distributions, in a entity coming under government regulation. Further, under the terms of the FX Direct operating agreement, FX Direct retained a first refusal option with respect to any such sale.

     Our Board of Directors have also considered a number of disadvantages or risks related to the Sale, including the risk that the full payment may not be made if FX Direct is unable to continue in business and requires liquidation. Under the Agreement, ATG would then have preferential standing as a creditor, rather than a subordinate position as an equity holder. Considering the 10% interest payment on the installments and their relatively short-term, the Board of Directors believes that these risks are outweighed by the potential benefits to be realized from the Sale.

     The foregoing discussion of the factors considered by our Board of Directors is not intended to be exhaustive, but is believed to include material factors considered in approving the proposed Sale. For discussion of the interest of management and the Board of Directors in the proposed Sale, see "Interest in Certain Persons in the Sale" below.

USE OF PROCEEDS FROM THE SALE (PAGE 19)

     We will use the net proceeds of the Sale to fund the development and marketing of our PromotionStat and Cyber-Fence software platforms, to acquire and/or develop other new technologies and other new business opportunities, to promote our products and services to achieve brand name recognition, to pay existing tax liabilities and/or tax liabilities resulting from the Sale, if any, and for general working capital purposes.

NATURE OF OUR BUSINESS FOLLOWING THE SALE (PAGE 15)

     Following the Sale, we intend to further develop and market our PromotionStat and Cyber-Fence software platforms and to seek to acquire and/or develop other new technologies and other business opportunities. In this regard, management is reviewing the possibility of entering into the aircraft recovery and used aircraft parts business.

INDEMNIFICATION AND LIABILITIES TO BE RELEASED IN CONNECTION WITH THE SALE (PAGE
15)

     The Purchase Agreement provides that: (A) ATG shall fully indemnify, protect and hold harmless FX Direct and certain related parties (the "Purchaser Parties"), from and against all liabilities, losses, costs, damages and expenses, whether direct or indirect (including, without limitation, reasonable attorneys' and accountants' fees and expenses, court costs and reasonable out-of-pocket expenses) (collectively, "Losses") incurred by any of the Purchaser Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of the ATG made in the Purchase Agreement or (ii) any breach of or failure to perform any covenant, agreement or obligation of ATG in the Purchase Agreement or any agreement, document or certificate delivered hereunder; and (B) Purchaser shall fully indemnify, protect and hold harmless ATG and certain related parties (the "Seller Parties") from and against all Losses incurred by ATG or the Seller Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of FX Direct made herein or (ii) any breach of or failure to perform any covenant, agreement or obligation of FX Direct in the Purchase Agreement or any agreement, document or certificate delivered hereunder.

     In addition, the parties to the Purchase Agreement have agreed to exchange mutual releases of liability in connection with the closing of such Agreement.

CONDITIONS TO COMPLETION OF SALE (PAGE 18)

     Each party's obligation to complete the Sale is subject to the prior satisfaction or waiver of certain customary conditions. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

ADDITIONAL AGREEMENTS RELATED TO THE SALE (PAGE 16)

     In connection with the closing of the Purchase Agreement, we shall enter into the Loan Agreement, which governs the terms of the $17 million subordinated note which shall bear interest at the rate of 10% per annum and shall be payable in 36 consecutive and equal monthly payments of principal in the amount of $472,222.22, plus interest. The Loan Agreement provides that ATG's right to receive payment is subordinate to payment in full of all claims of all present and future creditors of FX Direct arising out of any matter prior to the maturity date of the loan except for claims which are subject to subordination agreements which rank on the same priority as, or are junior to, the claim of ATG under the subordinated note.

DISSENTERS' RIGHTS OF APPRAISAL (PAGE 19)

     Under the General Corporation Law of the State of Nevada and our charter, our stockholders will not be entitled to dissenters' rights of appraisal as a result of the Sale.

REGULATORY APPROVALS (PAGE 19)

     We are not aware of any federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the Sale pursuant to the Purchase Agreement.

FEDERAL INCOME TAX CONSIDERATIONS (PAGE 20)

     The following are certain United States federal income tax consequences in connection with the Sale. This summary is based upon the provisions of the Internal Revenue Code, applicable current and proposed United States Treasury Regulations, judicial authorities and administrative rulings and practice, all as in effect as of the date of this Information Statement and all of which are subject to change, possibly on a retroactive basis. We anticipate that the holders of our Common Stock and Preferred Stock should not recognize gain or loss for United States federal income tax purposes in connection with the Sale.

                      QUESTIONS AND ANSWERS ABOUT THE SALE

Q:   WHY AM I RECEIVING THIS INFORMATION STATEMENT?

A: We recently entered into the Purchase Agreement pursuant to which we agreed to sell our Membership Interest to FX Direct.

     You are receiving this Information Statement because stockholders of ATG who beneficially own 11,006,730 shares of Common Stock, representing 60% of our outstanding Common Stock (53% of our outstanding capital stock), gave their written consent approving the Sale on January 31, 2009. We are furnishing this Information Statement to inform stockholders, in the manner required by the Securities Exchange Act of 1934, as amended, of the Sale before it is consummated. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

Q:   WHAT WILL STOCKHOLDERS RECEIVE IN CONNECTION WITH THE SALE ?

A: Stockholders will not receive additional cash or additional shares of our capital stock in connection with the Sale. ATG will use the net proceeds of the Sale to fund the development and marketing of our PromotionStat and Cyber-Fence software platforms, to acquire and/or develop other new technologies and other new business opportunities, to promote our products and services to achieve brand name recognition, to pay existing tax liabilities and/or tax liabilities resulting from the Sale, if any, and for general working capital purposes.

Q:   WHEN DO YOU EXPECT TO COMPLETE THE SALE AND RELATED TRANSACTIONS?

A: The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders. We expect to complete the Sale as soon as possible thereafter. However, we reserve the right to cancel or defer the Sale even if such 20 calendar days has passed if the conditions to Closing under the Purchase Agreement have not been met.

Q: WHO IS ENTITLED TO VOTE ON APPROVING THE SALE? WHAT VOTE IS REQUIRED TO APPROVE THE SALE?

A: The General Corporation Law of the State of Nevada requires that the sale of all of our assets be approved by the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon. As it is not clear whether the sale of the Membership Interest would constitute the sale of all of our assets under Nevada law, we decided to seek stockholder approval of this action.

     At the close of business on February 4, 2009 (the "Record Date"), 18,268,104 shares of our common stock (the "Common Stock"), 762,081 shares of our Series A Convertible Preferred Stock ("Series A Preferred") and 1,609,955 shares of our Series B Convertible Preferred Stock ("Series B Preferred" and together with the Series A Preferred, the "Preferred Stock") were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The shares of Preferred Stock are convertible into shares of Common Stock on a one-to-one basis.

Q:   WHO VOTED IN FAVOR OF THE SALE?

A: The members of our Board of Directors and certain of their affiliates who together own an aggregate of 11,006,730 shares of our Common Stock, representing 60% of our outstanding Common Stock (53% of our outstanding capital stock) executed a written consent in lieu of a stockholders meeting approving the Sale.

Q:   WHY ISN'T ATG HOLDING A STOCKHOLDERS MEETING TO VOTE ON THE SALE?

A: Stockholders voting via written consent in favor of the Sale represent a majority of our outstanding capital stock. Therefore, we concluded that because approving the Sale by the written consent of stockholders can be faster and less expensive than distributing a notice of meeting and proxy statement and conducting a meeting of our stockholders, and because we and FX Direct wanted to expedite the closing of the Sale, we decided not to conduct a stockholders meeting.

Q:   WHOM SHOULD I CALL WITH QUESTIONS?

A: If you have any questions about the Sale or if you would like additional copies of this Information Statement, you should call Alex Stelmak, at
     (732) 784-2801.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement of Advanced Technologies Group, Ltd. contains forward-looking statements. Generally, you can identify these statements because they use words like "anticipates," "believes," "expects," "future," "intends," "plans," and similar terms. These statements reflect only our current expectations. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy and actual results may differ materially from those we anticipated due to a number of uncertainties, many of which are unforeseen, including, among others, the special considerations and risks we face as described herein. You should not place undue reliance on these forward-looking statements which apply only as of the date of this Information Statement. These forward-looking statements are within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. To the extent that such statements are not recitations of historical fact, such statements constitute forward-looking statements that, by definition, involve risks and uncertainties. In any forward-looking statement where we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation of belief will be accomplished.

     We believe it is important to communicate our expectations to our investors. There may be events in the future, however, that we are unable to predict accurately or over which we have no control. The special considerations listed in this Information Statement, as well as any cautionary language, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Factors that could cause actual results or events to differ materially from those anticipated, include, but are not limited to: our ability to successfully develop new products; the ability to obtain financing for product development; changes in product strategies; general economic, financial and business conditions; changes in and compliance with governmental and other regulations; changes in tax laws; the availability of key management and other personnel; FX Direct's ability to complete the Sale; the impact of future CFTC and NFA regulations and general economic conditions.

                           INFORMATION ABOUT THE SALE

BACKGROUND OF THE FORMATION OF THE FX DIRECT JOINT VENTURE

PARTIES TO THE PROPOSED TRANSACTION

     ATG was incorporated in the State of Nevada in February 2000. In January 2001, the Company purchased 100% of the issued and outstanding shares of FX3000, Inc. (formerly Oxford Global Network, Ltd.), a Delaware corporation, which owned the rights to the FX3000 currency trading software platform. The FX3000 software platform is a financial real time quote and money management platform used by independent foreign currency traders.

     In March, 2002, ATG entered into a joint venture with Tradition under which they formed FX Direct, a Delaware limited liability company which was to engage in promoting, selling and distributing an online foreign currency exchange service and other financial products on the internet. In exchange for the issuance by FX Direct to ATG of a 25% membership interest in FX Direct, ATG contributed to FX Direct all its right, title and interest in the FX3000 software ("Software") which allowed, among other things, the FX Direct's foreign exchange traders access to 24 hour commission free foreign exchange dealings, using inter bank liquidity and efficiencies. The balance of the equity interest in FX Direct was owned by Tradition, a subsidiary of CFT, a publicly held Swiss corporation listed on the Swiss exchange.

     Under the terms of a Formation Agreement and Operating Agreement made in March, 2002 with respect to FX Direct, Tradition was to provide management, operational, advisory, marketing and sales services to FX Direct ("Operation Support") and ATG was to service and maintain the software platform ("Services"). ATG was not required to make any additional capital contributions to the venture. FX Direct was to be managed by a Board of Managers consisting of four members, one of whom was selected by ATG.

     For a complete description of all of the terms of the transactions contemplated under the Purchase Agreement, stockholders should refer to the copy of the Purchase Agreement that is attached to this Information Statement as Annex A and incorporated herein by reference. Stockholders should carefully read the Purchase Agreement in its entirety, as it is the legal document that governs the Sale.

REASONS FOR THE TRANSACTION

BACKGROUND OF THE SALE

     During the initial years of operation of FX Direct, ATG provided the Services utilizing its employees, a "team" of computer experts primarily located in St. Petersburg, Russia ("St. Petersburg Team"). Tradition provided the Operational Support at the FX Direct headquarters in New York City and was directly reimbursed by FX Direct for its Operational Support. Payments from FX Direct for ATG's Services were ATG's primary income source during this period.

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
     After several years of operation and during the latter part of 2005, it appeared that FX Direct would shortly become profitable having acquired thousands of clients worldwide. Late in 2005, FX Direct management sought to renegotiate the terms of the joint venture and reduce ATG's equity interest below 20%. After an extended period of negotiations, no agreement was reached with respect thereto.

     In December, 2006, Tradition sold 80% of its 75% membership interest in FX Direct to Max, the principal owner of which is the Chairman of the Board of Directors of Tradition. Tradition retained a 15% membership interest.

     During fiscal 2006, 2007 and 2008, FX Direct began to recognize a net profit from operations. However, due to the loans that Tradition had made to the joint venture during the initial years when it was developing its business operations, all of the net profits generated to date have been applied to the partial repayment of these loans. In fiscal 2008 the balance of the loan was deferred for three years and the loan will become due and payable in 2010. In light of recent CFTC regulations, FX Direct will not be able to distribute any profits to its members until certain minimum capital requirements are satisfied.

     In 2007, ATG lost its software maintenance and development contract with FX Direct. As a result, ATG was required to shut down its service and maintenance operation and was left without any other source of revenue with which to operate.

     In 2008, FX Direct issued to ATG a K-1 for 2007 showing an income allocation of $2.6 million but did not make any tax or any other distribution with respect thereto. ATG has been informed that an income allocation will be made to ATG for 2008 in a sum that will exceed the 2007 allocation and that no tax or any other distribution will be made with respect to that allocation. ATG currently does not have the funds to pay the tax liabilities, interest and penalties resulting from those allocations of income.

     ATG's shortage of funds has also hindered its ability to complete development and market its PromotionStat software platform, which assists on-line advertisers in monitoring their marketing effectiveness, and its Cyber-Fence software platform, which is an anti-cyber terror and anti-identity theft software.

     During this entire period, our Board of Directors and senior management met regularly to discuss these developments and to make strategic plans with respect thereto.

     Commencing in June, 2008, meetings were held among ATG executives, FX Direct's in-house counsel and its Chief Executive Officer, during which ATG was informed that: (i) prospective U.S. Commodity Futures Trading Commission ("CFTC") Regulations would require companies engaged in the retail, foreign exchange business, such as FX Direct, to be registered as a Foreign Exchange Dealer with the National Futures Association ("NFA"); (ii) FX Direct would become subject to CFTC regulations which would include a requirement that it have available at all times $25 to $30 million in net capital plus additional sums based on the actual trading value of their operations; and (iii) additional investment capital needed to be raised to meet those requirements.

     During these discussions, FX Direct proposed to purchase ATG's entire 25% membership interest for the sum of $26 million, subject to FX Direct securing third party financing for the purchase. Agreements were drawn and negotiated between respective counsel. Subsequent thereto, as a result of a nationwide downturn in the banking and financial system, FX Direct withdrew the offer.

TERMS OF THE PURCHASE AGREEMENT

     In December, 2008, FX Direct offered to purchase ATG's entire membership interest for the sum of $26 million; $9,000,000 of which would be paid at the closing of the transaction (the "Sale") and the balance in 36 monthly installments bearing interest at 10% per annum, as more particularly described below in "-Description of Subordinated Loan Agreement". The transaction was crafted to comply with NFA rules and the proposed CFTC regulations that would govern FX Direct once it became a registered Futures Commission Merchant. Thus, the transaction included the execution by the parties of a Cash Subordinated Loan Agreement and delivery of FX Direct's Subordinated Note for the balance of the purchase price; both of which were drawn to comply with NFA requirements. The Purchase and Sale Agreement was signed on January 26, 2009 effective as of December 31, 2008 (the "Agreement"). Simultaneously with the execution of the Agreement the sum of $254,450 was paid to ATG in settlement of its claim for unpaid invoices for Services. In further compliance with NFA requirements, ATG retained a .01% membership interest in FX Direct until full payment of the purchase price, at which time the .01% membership interest would be purchased for $5,000. The transaction was approved by ATG's Board of Directors by unanimous written consent on January 22, 2009.

     On January 31, 2009, the Board of Directors and certain of their affiliates who together own an aggregate of 11,006,730 shares of Common Stock, representing 60% of the outstanding Common Stock (53% of the outstanding capital stock) executed a written consent approving the Sale.

REASONS FOR THE TRANSACTION

     In reaching a determination to proceed with the Sale, the Board of Directors, after extensive negotiations with FX Direct, consulted with its legal advisors and considered various material factors, which are discussed below. Our Board of Directors considered these factors as a whole, and overall, considered them to be favorable to and in support of its determination and recommendation. Among the material factors considered by the Board of Directors were the following:

     * ATG's membership interest in FX Direct, which constitutes substantially all of its assets, is not currently producing any income and is unlikely to do so over the near term.

     * The loss of ATG's software service contract with FX Direct in 2007 resulted in a severe shortage of cash which, combined with the inability to raise additional capital, forced ATG to close its St. Petersburg, Russia offices in 2007.

     * The Sale, once completed, will give ATG the ability to satisfy its existing debts and to have a solid, positive balance sheet. Included in these debts are the tax liabilities arising from the allocations by FX Direct of income for 2007 and 2008 for which no tax distribution has or will be made.

     * The Sale will enable ATG to once again become a technology company and not a financial service company, with its attendant risks.

     * The Sale will bring an end to a period of discord with FX Direct management which has diverted the energies of the Company and its leadership from other potential projects.

     * The Sale will provide funds which would enable ATG to complete the development and marketing of existing technologies, to wit, PromotionStat, an analytical traffic monitoring tool which is designed to help marketing executives monitor the effectiveness of dollars spent on advertising and promotion on web sites, and Cyber-Fence, an anti-cyber terror and anti-identity theft software platform.

     * The Sale will enable ATG to pursue an opportunity to enter into the aircraft recovery and used aircraft parts business. Preliminary research by management has shown the existence of a substantial shortage of used aircraft parts and that healthy profit margins can be made with respect to that environmentally friendly business.

     * The future effect on FX Direct of forthcoming CFTC and NFA regulations is unclear. In addition, continued bank failures could impact on the value of ATG's interest in FX Direct.

     * A sale to unrelated third parties was considered and it was determined that such a sale would be very difficult to effectuate considering that the sale was of a minority interest, with no management prerogatives, with a history of no distributions, in a entity coming under government regulation. Further, under the terms of the FX Direct operating agreement, FX Direct retained a first refusal option with respect to any such sale.

     Our Board of Directors have also considered a number of disadvantages or risks related to the Sale, including the risk that the full payment may not be made if FX Direct is unable to continue in business and requires liquidation. Under the Agreement, ATG would then have preferential standing as a creditor, rather than a subordinate position as an equity holder. Considering the 10% interest payment on the installments and their relatively short-term, the Board of Directors believes that these risks are outweighed by the potential benefits to be realized from the Sale.

     The foregoing discussion of the factors considered by our Board of Directors is not intended to be exhaustive, but is believed to include material factors considered in approving the proposed Sale. For discussion of the interest of management and the Board of Directors in the proposed Sale, see "Interest in Certain Persons in the Sale" below.

NATURE OF OUR BUSINESS FOLLOWING THE SALE

     Following the Sale, we intend to further develop and market our PromotionStat and Cyber-Fence software platforms and to seek to acquire and/or develop other new technologies and other business opportunities. In this regard, management is reviewing the possibility of entering into the aircraft recovery and used aircraft parts business. Preliminary research by management has shown the existence of a substantial shortage of used aircraft parts and that healthy profit margins can be made with respect to that environmentally friendly business.

DESCRIPTION OF THE ASSETS TO BE SOLD AND RETAINED

ASSETS TO BE SOLD

     Subject to and upon the terms and conditions set forth in the Purchase Agreement, we have agreed to sell the Membership Interest to Purchaser.

ASSETS TO BE RETAINED

     We will retain certain assets, including the following:

     * the rights to the PromotionStat and Cyber-Fence software platforms;

     * all of our cash, cash equivalents and bank accounts; and

     * a .01% membership interest in the Purchaser, which shall be sold to Purchaser for $5,000 pursuant to the terms of the Purchase Agreement at such time as Purchaser has paid in full all amounts due to the Company under the Loan Agreement.

INDEMNIFICATION AND LIABILITIES RELEASED IN CONNECTION WITH THE SALE

     The Purchase Agreement provides that: (A) ATG shall fully indemnify, protect and hold harmless FX Direct and certain related parties (the "Purchaser Parties"), from and against all liabilities, losses, costs, damages and expenses, whether direct or indirect (including, without limitation, reasonable attorneys' and accountants' fees and expenses, court costs and reasonable out-of-pocket expenses) (collectively, "Losses") incurred by any of the Purchaser Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of the ATG made in the Purchase Agreement or (ii) any breach of or failure to perform any covenant, agreement or obligation of ATG in the Purchase Agreement or any agreement, document or certificate delivered hereunder; and (B) Purchaser shall fully indemnify, protect and hold harmless ATG and certain related parties (the "Seller Parties") from and against all Losses incurred by ATG or the Seller Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of FX Direct made herein or (ii) any breach of or failure to perform any covenant, agreement or obligation of FX Direct in the Purchase Agreement or any agreement, document or certificate delivered hereunder.

     In addition, the parties to the Purchase Agreement have agreed to exchange mutual releases of liability in connection with the closing of such Agreement.

DESCRIPTION OF LOAN AGREEMENT

     The balance of the purchase price owed to ATG after closing has been structured, at the request of FX Direct, as a loan to FX Direct from an equity holder.

     The loan is evidenced by a Subordinated Note for $17 million dollars bearing interest at the rate of 10% per annum and is payable in 36 consecutive and equal monthly payments of principal in the amount of $472,222.22 with interest thereon. The first payment is due approximately one month after the closing. The Subordinated Note may be prepaid in whole or in part after the first year. A late payment bears a default rate of 12% per annum.

     The Subordinated Note is subject to the Loan Agreement between ATG and FX Direct which provides that ATG's right to receive payment is subordinate to payment in full of all claims of all present and future creditors of FX Direct arising out of any matter prior to the maturity date of the loan except for claims which are subject to subordination agreements which rank on the same priority as, or are junior to, the claim of ATG under the subordinated note.

     If FXDD fails to make three (3) installment payments during any six (6) month period, regardless of the reason to such failure, then FX Direct will commence the orderly liquidation of its business. Failure to make an installment payment does not accelerate the balance due but can lead to liquidation as stated above.

     ATG will receive 50% of the proceeds which are paid to FX Direct, in reduction of the indebtedness under the Subordinated Note, if FX Direct transfers an equity interest equal to 50% or less of its diluted capitalization to a third-party investor. The proceeds from a Change of Control of FX Direct shall be used to repay the debt under the Subordinated Note. "Change of Control" means any consolidation exchange or merger of FX Direct with any other entity or person or any other reorganization in which the unit holders of FX Direct own less than 50% of FX Direct voting power or in which an excess of 50% of FX Direct voting power is transferred.

     The payment obligation of FX Direct shall be suspended if after giving effect to such payment the Adjusted Net Capital of FX Direct is less then the minimum dollar amount required by CFTC Regulations or the minimum capital requirement as defined under FX Direct's Designated Self- Regulatory Organization.

REPRESENTATIONS AND WARRANTIES

     Under the terms of the Purchase Agreement, we made certain customary representations and warranties to the Purchaser, including representations and warranties related to:

     * our valid corporate existence, authorization and organization;

     * the absence of conflicts to consummate the Sale;

     * the consents required in connection with the consummation of the Sale;

     * the absence of any violation of any law or contract provision or potential acceleration of any of our indebtedness; and

     * our ownership of the Membership Interest to be sold to Purchaser.

     Under the terms of the Purchase Agreement, the Purchaser has made certain customary representations and warranties to us, including representations and warranties related to:

     * its valid limited liability company existence, authorization and organization;

     * the absence of conflicts to consummate the Sale;

     * the consents which must be obtained to consummate the Sale; and

     * the absence of any violation of any law or contract provision or potential acceleration of any of its indebtedness.

COVENANTS

     Under the terms of the Purchase Agreement, we and the Purchaser have agreed to customary covenants, including the following:

     * we and the Purchaser will take all action required to fulfill our respective obligation and will use commercially reasonable efforts to facilitate the consummation of the Sale;

     * we and the Purchaser will each use our respective commercially reasonable efforts to obtain all required consents and approvals and make all filings, applications, or reports required to consummate the Sale;

     * we will prepare this Information Statement and obtain stockholder approval of the Purchase Agreement, unless to do so would be deemed inconsistent with the fiduciary duties of our Board of Directors; and

INDEMNIFICATION PROVISIONS

     We have agreed to indemnify the Purchaser, its affiliates and their respective officers, directors and other representatives, from and against any and all damages incurred or suffered by any of them, relating to or arising out of or in connection with any breach of or inaccuracy in any representation or warranty we made, or any breach of or failure by us to satisfy any covenant or obligation, in each case under the Purchase Agreement and certain related agreements.

     The Purchaser and its members have agreed to indemnify us, our affiliates and their respective officers, directors and other representatives, from and against any and all damages incurred or suffered by any of them, relating to or arising out of or in connection with any breach of or inaccuracy in any representation or warranty Purchaser made, or any breach of or failure by the Purchaser to satisfy any covenant or obligation, in each case under the Purchase Agreement and certain related agreements.

CONDITIONS TO COMPLETION OF THE SALE

     Our obligation to consummate the Sale is subject to the prior satisfaction, or waiver of the conditions set forth below:

     * the representations and warranties of the Purchaser in the Purchase Agreement must be true and correct as of the closing date of the Sale;

     * the Purchaser shall have performed and complied with all of its covenants, obligations and agreements contained in the Purchase Agreement;

     * we shall have received all of the agreements and documents required to be delivered to us at closing; and

     * there shall not be any action or proceeding by any governmental authority or other person restraining or prohibiting the consummation of the Sale.

     The Purchaser's obligation to consummate the Sale is subject to the prior satisfaction, or waiver of the conditions set forth below:

     * our representations and warranties in the Purchase Agreement must be true and correct as of the closing date of the Sale;

     * we shall have performed and complied with all of our covenants, obligations and agreements contained in the Purchase Agreement;

     * we shall have made or obtained all consents and approvals required for the consummation of the Sale;

     * the Purchaser shall have received all of the agreements and documents required to be delivered to it at closing; and

     * there shall not be any action or proceeding by any governmental authority or other person restraining or prohibiting the consummation of the Sale.

CLOSING OF THE SALE

     The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders. After such 20 calendar day period, the closing of the Sale will take place three business days following the satisfaction or waiver by the appropriate party of all of the conditions to each party's obligations to complete the Sale, unless extended to a later date in accordance with the terms of the Purchase Agreement.

USE OF PROCEEDS

     We will use the net proceeds of the Sale to fund the development and marketing of our PromotionStat and Cyber-Fence software platforms, to acquire and/or develop other new technologies and other new business opportunities, to promote our products and services to achieve brand name recognition, to pay existing tax liabilities and/or tax liabilities resulting from the Sale, if any, and for general working capital purposes.

INTERESTS OF CERTAIN PERSONS IN THE SALE

     Alex Stelmak, our Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors, Stan Mashov, our Vice President, Chief Technology Director and a Director and Dr. Abel Raskas, our President, Senior Marketing Director and a Director, together own an aggregate of 9,606,730 of our shares of Common Stock and have executed the written consent of stockholders approving the sale.

REPORTS, OPINIONS AND APPRAISALS

     No report, opinion or appraisal was obtained in connection with the proposed Sale.

REGULATORY APPROVALS

     We are not aware of any federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the Sale pursuant to the Purchase Agreement.

DISSENTERS' RIGHTS OF APPRAISAL

     Under Nevada corporate law and our charter, our stockholders will not be entitled to dissenters' rights of appraisal as a result of the Sale.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

     Other than (i) the description of the contracts and negotiations in "Information About the Sale," (ii) the Purchase Agreement and the agreements described in "Information About the Sale," or (iii) the agreements dated on or about March 18, 2002 in connection with the joint venture between ATG and Tradition described in "Parties to the Proposed Transaction", neither we nor our affiliates are party to any material past contracts, transactions, negotiations or contracts with the Purchaser or any of its affiliates.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE SALE

     The following are certain United States federal income tax consequences in connection with the Sale. This summary is based upon the provisions of the Internal Revenue Code, applicable current and proposed United States Treasury Regulations, judicial authorities and administrative rulings and practice, all as in effect as of the date of this Information Statement and all of which are subject to change, possibly on a retroactive basis. We anticipate that the holders of our Common Stock and Preferred Stock should not recognize gain or loss for United States federal income tax purposes in connection with the Sale.

STOCKHOLDER VOTE REQUIRED

     The General Corporation Law of the State of Nevada requires that the sale of all of our assets be approved by the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon. As it is not clear whether the sale of the Membership Interest would constitute the sale of all of our assets under Nevada law, we decided to seek stockholder approval of this action.

     If the Sale was not approved by written consent of the holders of a majority of voting power of our capital stock entitled to vote thereon, it would have been required to be approved by our stockholders at a special or annual meeting of stockholders. The elimination of the need for a meeting of our stockholders is authorized by Section 78.320 of the General Corporation Law of the State of Nevada, which provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

     At the close of business on February 4, 2009 (the "Record Date"), 18,268,104 shares of our common stock (the "Common Stock"), 762,081 shares of our Series A Convertible Preferred Stock ("Series A Preferred") and 1,609,955 shares of our Series B Convertible Preferred Stock ("Series B Preferred" and together with the Series A Preferred, the "Preferred Stock") were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The shares of Preferred Stock are convertible into shares of Common Stock on a one-to-one basis. Approval of the Sale requires the affirmative vote of a majority of the voting power of our capital stock entitled to vote thereon.

     Our Board of Directors has approved the Sale. In addition, following the execution of the Purchase Agreement, the members of our Board of Directors and certain of their affiliates who together own an aggregate of 11,006,730 shares of our Common Stock representing 60% of our outstanding Common Stock (53% of our outstanding capital stock) executed a written consent in lieu of a stockholders meeting approving the Sale. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma condensed financial data gives effect to the Sale of the Membership Interest. The unaudited pro forma balance sheet as of October 31, 2008 and as of January 31, 2008 have been prepared assuming the Sale occurred as of the beginning of each respective period. The unaudited pro forma consolidated statements of operations for the nine months ended October 31, 2008 and the year ended January 31, 2008 have been prepared assuming that the Sale occurred the beginning of each respective period. The unaudited pro forma consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations of our Company or the actual results of operations that would have occurred had the Sale been consummated as of the dates indicated above.

     The unaudited pro forma consolidated financial data should be read in conjunction with the related notes in this Information Statement, our audited financial statements as of and for the period ended January 31, 2008 contained in our Annual Report on Form 10-KSB/A for the year ended January 31, 2008, and our unaudited financial statements contained in our Quarterly Report on Form 10-Q for the nine months ended October 31, 2008.

     THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE SALE OCCURRED AT AN EARLIER DATE.

Advanced Technologies Group Ltd.
Pro Forma Condensed Balance Sheet
31-Jan-08

                                                                                                    (A)
                                                                                31-Jan-08        Pro Forma       Pro Forma
                                                                               As Reported      Adjustments     As Adjusted
                                                                               -----------      -----------     -----------
ASSETS

Current assets:
  Cash & short term deposits                                                   $     67,287     $ 9,000,000     $  9,067,287
                                                                               ------------                     ------------
      Total current assets                                                     $     67,287                     $  9,067,287

Other assets:
  Investment in FX Direct Dealer                                                  2,407,058     $(2,407,058)               0
  Subordinated loan receivable @ 10%                                                      0     $18,700,000       18,700,000
  Security deposit                                                                   45,000                           45,000
  Trademark- net                                                                      7,873                            7,873
                                                                               ------------                     ------------

      Total assets                                                             $  2,527,218                     $ 27,820,160
                                                                               ============                     ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                          $  2,934,120     $12,640,000     $ 15,574,120
                                                                               ------------                     ------------
      Total current liabilities                                                $  2,934,120                     $ 15,574,120

Shareholder advance                                                                   4,600     $    (4,600)               0

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common;
   13% cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares         $  1,712,601                     $  1,712,601
  Series B preferred stock, one share convertible to one share of common;
   6% cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares          4,384,754                        4,384,754
  Common stock - $.0001 par value, authorized 100,000,000 shares, issued and outstanding, 18,268,104 at January 31, 2008
   and 18,056,673 at January 31, 2007                                                 1,827                            1,827
  Additional paid in capital                                                     32,664,364                       32,664,364
  Accumulated deficit                                                           (39,175,048)    $12,657,542      (26,517,506)
                                                                               ------------                     ------------
      Total shareholders' equity                                                   (411,502)                       6,148,685
                                                                               ------------                     ------------

      Total Liabilities & Shareholders' Equity                                 $  2,527,218                     $ 27,820,160
                                                                               ============                     ============

----------
A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Statement of Operations
For the Year Ended January 31, 2008

                                                                                (A)
                                                           31-Jan-08          Pro Forma          Pro Forma
                                                          As Reported        Adjustments        As Adjusted
                                                          -----------        -----------        -----------
Revenues:
  Revenues from software maintenance                     $    919,000                          $    919,000
  Software maintenance costs                                 (591,000)                             (591,000)
                                                         ------------                          ------------
      Net revenues                                       $    328,000                          $    328,000

General and administrative expenses:
  Salaries and benefits                                  $  3,160,071       $  2,500,000       $  5,660,071
  Promotion & investor relations                               37,501                                37,501
  Consulting                                                    5,594                                 5,594
  General administration                                      405,646                               405,646
  Depreciation                                                 19,079                                19,079
                                                         ------------                          ------------
      Total general & administrative expenses               3,627,891                             6,127,891
                                                         ------------                          ------------

Net loss from operations                                 $ (3,299,891)                         $  6,455,891

Other revenues and expenses:
  Gain on investment in FX Direct Dealer                    2,407,058       $ 26,000,000         28,407,058
  Interest income                                               1,734       $  1,700,000          1,701,734
  Software consulting                                         100,000                               100,000
  Sub-lease income                                            129,610                               129,610
                                                         ------------                          ------------

Net income (loss) before provision for income taxes      $   (661,489)                         $ 36,794,293

Provision for income taxes                                          0       $(10,140,000)       (10,140,000)
                                                         ------------                          ------------

Net income (loss)                                        $   (661,489)                         $ 26,654,293
                                                         ============                          ============
Loss per common share:
  Basic & fully diluted                                  $      (0.04)                         $       1.47

Weighted average of common shares:
  Basic & fully diluted                                    18,085,135                            18,085,135

----------
A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Balance Sheet
31-Oct-08

                                                                                                 (A)
                                                                             31-Oct-08        Pro Forma        Pro Forma
                                                                            As Reported       Adjustments     As Adjusted
                                                                            -----------       -----------     -----------
ASSETS

Current assets:
  Cash & short term deposits                                                $     40,070     $  9,000,000    $  9,040,070
                                                                            ------------                     ------------
      Total current assets                                                  $     40,070                     $  9,040,070

Other assets:
  Investment in FX Direct Dealer                                               2,407,058     $ (2,407,058)              0
  Subordinated loan receivable @ 10%                                                   0     $ 18,416,667      18,416,667
  Trademark - net                                                                  7,419                            7,419
                                                                            ------------                     ------------

      Total assets                                                          $  2,454,547                     $ 27,464,156
                                                                            ============                     ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                       $  3,026,380     $ 12,640,000    $ 15,666,380
                                                                            ------------                     ------------
      Total current liabilities                                             $  3,026,380                     $ 15,666,380

Shareholder advances                                                              96,386     $    (96,386)              0

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common;
   13% cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares      $  1,712,601                     $  1,712,601
  Series B preferred stock, one share convertible to one share of common;
   6% cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares       4,384,754                        4,384,754
  Common stock - $.0001 par value, authorized 100,000,000 shares,
   issued and outstanding, 18,268,104 shares                                       1,827                            1,827
  Additional paid in capital                                                  32,664,364                       32,664,364
  Accumulated deficit                                                        (39,431,765)    $ 12,465,995     (26,965,770)
                                                                            ------------                     ------------
      Total shareholders' equity                                                (668,219)                       5,700,421
                                                                            ------------                     ------------

      Total Liabilities & Shareholders' Equity                              $  2,454,547                     $ 27,464,156
                                                                            ============                     ============

----------
A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Statement of Operations
For the Nine Months Ended October 31, 2008

                                                                          (A)
                                                     31-Oct-08         Pro Forma          Pro Forma
                                                    As Reported       Adjustments        As Adjusted
Revenues:
  Revenues from software maintenance               $          0                          $          0
  Software maintenance costs                                  0                                     0
                                                   ------------                          ------------
      Net revenues                                 $          0                          $          0

General and administrative expenses:
  Salaries and benefits                            $    106,533       $  2,500,000       $  2,606,533
  Promotion & investor relations                         17,690                                17,690
  Consulting                                              2,300                                 2,300
  General administration                                161,155                               161,155
                                                   ------------                          ------------
      Total general & administrative expenses           287,678                             2,787,678
                                                   ------------                          ------------

Net loss from operations                           $   (287,678)                         $ (2,787,678)

Other revenues and expenses:
  Gain on investment in FX Direct Dealer                      0       $ 23,592,942       $ 23,592,942
  Interest income                                            69       $  1,416,667          1,416,736
  Sub-lease income                                       30,892                                30,892
                                                   ------------                          ------------

Net loss before provision for income taxes         $   (256,717)                         $ 22,252,892

Provision for income taxes                                    0       $(10,140,000)       (10,140,000)
                                                   ------------                          ------------

Net loss                                           $   (256,717)                         $ 12,112,892
                                                   ============                          ============
Loss per common share:
  Basic & fully diluted                            $      (0.01)                         $       0.66

Weighted average of common shares:
  Basic & fully diluted                              18,268,104                            18,268,104

----------
A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the Common Stock ownership of each person and/or group known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each director individually, and all officers and directors as a group *. Each person has sole voting and investment with respect to the shares of Common Stock shown, and all ownership is of record and beneficial.

                                                Number of
          Name                               Shares Owned (1)      Percent Owned
          ----                               ----------------      -------------

Alex Stelmak                                   4,389,476               24.31%
331 Newman Springs Rd. Bld. 1, 4Fl.
Suite 143, Red Bank, NJ 07701

Stan Mashov                                      827,778                4.58%
331 Newman Springs Rd. Bld. 1, 4Fl.
Suite 143, Red Bank, NJ 07701

Dr. Abel Raskas                                4,389,476               24.31%
331 Newman Springs Rd. Bld. 1, 4Fl.
Suite 143, Red Bank, NJ 07701

Officers & Directors as a Group
 (3 Persons)                                   9,606,730                53.2%

----------
(1)  Based upon 18,268,104 issued and outstanding.

*    As of February 4, 2009.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year 2008 the Company has been leasing shared office space in New Jersey for $1,000 per month on a year-to-year lease. In the lease the services of an administrative assistant and communication services are included.

     During fiscal years 2008 and 2007, the Company paid a consulting firm that is owned by the chief executive officer, $29,488 and $106,002 respectively, for marketing, investor relations, business planning, financial services, and public relations consulting services.

     There are no parents of this small business Company. There are and have been no transactions with promoters. There were no material underwriting discounts and commissions upon the sale of securities by the Company where any of the specified persons was or is to be a principal underwriter or is a controlling person or member of a firm that was or is to be a principal underwriter.

               MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY
                          AND OTHER STOCKHOLDER MATTERS

MARKET FOR OUR COMMON STOCK

     Our Common Stock is approved for quotation on the Over-the-Counter Bulletin Board under the trading symbol "AVGG". The following table sets forth the high and low sales prices for our common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Quarter Ended                                     High Bid         Low Bid
-------------                                     --------         -------

July 31, 2007                                       0.80             0.21
October 31, 2007                                    0.26             0.16
January 31, 2008                                    0.26             0.06
April 30, 2008                                      0.12             0.08
July 31, 2008                                       0.13             0.09
October 31, 2008                                    0.10             0.01
January 31, 2009                                    0.04             0.01
April 30, 2009 (through February 9, 2009)           0.03             0.03

     The bid prices in the table above are based solely on historical data and are not intended to forecast the possible future performance of our Common Stock.

     There is a very limited public market for our Common Stock. As of February 4, 2009, there were 18,268,104 shares of Common Stock and 2,372,036 shares of our Preferred Stock issued and outstanding, respectively, and there were approximately 431 holders of record of our Common Stock and approximately 150 holders of record of our Preferred Stock. Of the Preferred Stock, there are 1,601,955 shares issued and outstanding of our Class B Preferred Stock and 105 holders of record and 51,081 shares issued and outstanding of our Class A Preferred Stock and 45 holders of record.

     No dividends have been paid on our Common Stock and we do not anticipate paying dividends in the foreseeable future.

INFORMATION STATEMENT COSTS

     We will pay for the cost of preparing, assembling, printing and mailing this information statement to our stockholders.

DELIVERY OF INFORMATION STATEMENT TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered if you write to us at 331 Newman Springs Road, Building 1, Suite 143, Red Bank, NJ 07701, or call us at 732-784-2801. If you are sharing an address with another security holder and are receiving multiple copies of this Information Statement, and would prefer to receive a single copy, please write to us or call us at the address or phone number above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

     We file annually, quarterly and current reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

     Our Annual Report on Form 10-K SB/A for the fiscal year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the nine months ended October 31, 2008, copies of which are attached hereto, are incorporated herein by this reference.

                                   By order of the Board of Directors,


                                   /s/ Alex Stelmak
                                   -----------------------------------
                                   Alex Stelmak
                                   CEO and Chairman of the Board

Red Bank, New Jersey
February 12, 2009

                                                                         ANNEX A

                           PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement (the "Agreement") is made this 26th day of January, 2009, by and among Advanced Technologies Group, Ltd. ("Seller"), a Nevada corporation, having its principal place of business at 249 Washington Street, Jersey City, NJ 07302, FX Direct Dealer, LLC ("Purchaser"), a Delaware limited liability company, having its principal place of business at 75 Park Place, 4th floor, New York, NY 10007 (Seller and Purchaser are hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties"), MaxQ Investments, LLC., a Delaware limited liability company, having a principal place of business at 75 Park Place, 4th Floor, New York, New York 10007 (MaxQ Investments LLC ("MaxQ") is sometimes referred to as the "Majority MEMBER"), and Tradition, N.A., having its principal place of business at 75 Park Place, 4th floor, New York, New York 10007 ("Tradition"), but with respect to Tradition only as to Section 5 (e) of this Agreement.

     WHEREAS, the Parties, MaxQ and Tradition agree and acknowledge that, although this Agreement is being executed as of the date hereof and a Closing with respect to the purchase and sale transaction referenced herein is proposed to occur hereafter, the Parties reached substantial agreement subject to the closing conditions contained herein, and intend such Closing to have occurred, as of December 31, 2008;

     WHEREAS, Purchaser desires to purchase substantially all of Seller's Membership Interest in an amount equal to 99.96% of Seller's Percentage Interest (as defined in that certain Operating Agreement of Purchaser, dated March 20, 2002 (the "Operating Agreement") in Purchaser (which 99.96% of Seller's Percentage Interest purchased hereunder shall be the "Interest Purchased"), such that Seller shall retain a Membership Interest equal to a .01% Percentage Interest in Purchaser (such Percentage Interest as calculated after the purchase is consummated) (which retained Units owned by Seller are the "Retained Interest");

     WHEREAS, the Parties desire to resolve any and all claims that the Seller Parties (those parties as defined in the "Mutual General Release" attached hereto as Exhibit A) and the Purchaser Parties (as defined in the Mutual General Release) may each have as against the others, as set forth in such Mutual General Release;

     WHEREAS, in connection with Seller's sale of the Interest Purchased, Seller and Purchaser shall agree to the terms of an Amended and Restated Operating Agreement, on or before the Closing Date (defined in Section 1 (b) below) of the sale of the Interest Purchased, which Amended and Restated Operating Agreement shall amend the Operating Agreement in recognition of the Sale Transaction as defined in Section 1(b) below;

     WHEREAS, in accordance with the terms hereof, the Purchaser will make a cash down payment and will execute a subordinated note and cash subordinated note agreement in favor of Seller (which subordinated note and agreement shall comply with all applicable regulatory guidelines), the payment of which cash as set forth in Section 1 hereof, and the issuance, execution and delivery of which documents, in addition to satisfaction or waiver of the closing conditions set forth in Section 5 hereof, shall operate to transfer the Interest Purchased to Purchaser;

     WHEREAS, Seller desires to sell the Interest Purchased and Purchaser, acting by authority conferred by the Majority Member as reflected by its execution hereof, desires to purchase the Interest subject to the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the premises, promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   PURCHASE AND SALE.

     (a) Recitals. The Recitals hereto are incorporated by reference in this Agreement and made a part hereof.

     (b) Sale of Interest. Effective upon the closing of this transaction as hereinafter provided (the "Closing" and such date the "Closing Date"), Seller shall irrevocably sell, convey, assign and transfer to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all of Seller's right, title and interest in and to the Interest (the "Sale Transaction") free and clear of any liens, charges, security interests, pledges, mortgages or other encumbrances (other than restrictions on transfer generally arising under the Securities Act of 1933, as amended or other applicable laws) (collectively, "Liens").

     (c) Purchase Price. The purchase price for the Interest Purchased is TWENTY SIX MILLION U.S. DOLLARS ($26,000,000) (the "Purchase Price"). The Purchase Price is payable on the Closing Date by means of a cash down payment equal to NINE MILLION U.S. DOLLARS ($9,000,000) (the "Down Payment") made to Seller as indicated in Section 5(c)(ii) hereof, and the duly authorized and executed Subordinated Note attached hereto as Exhibit B ("Note") in the amount of SEVENTEEN MILLION U.S. DOLLARS ($17,000,000) (the "Indebtedness"), pursuant to the terms and conditions of a Cash Subordinated Loan Agreement attached hereto as Exhibit C (the "CSLA") and the Note.

2. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser that, as of the date of this Agreement and at and as of the Closing Date:

     (a) Seller is a publicly-traded corporation duly registered under the Securities Exchange Act of 1934 and incorporated, validly existing and in good standing under the laws of the State of Nevada. Seller has full corporate power and authority necessary for the execution, delivery and performance by Seller of this Agreement and the transactions and agreements contemplated hereby.

     (b) This Agreement has been duly authorized by all requisite corporate acts or proceedings of the Seller in accordance with applicable laws, including all federal and state securities laws (subject to the requirements of Regulation 14C of the Securities Exchange Act of 1934), and has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery hereof by Purchaser, is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation the Sale Transaction (subject to compliance with applicable securities law requirements), does not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under: (i) the articles of incorporation or by-laws of Seller, or, as of the Closing Date, the Amended and Restated Operating Agreement, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Seller is a party or by which Seller is bound, or to which any of the property or assets of Seller is subject, or (iii) any law, order, rule judgment, decree or regulation of any court or governmental agency or body having jurisdiction over Seller or the property of Seller.

     (d) Seller is the sole record and beneficial owner of, and has good and valid title to, the Interest, free and clear of all Liens.

     (e) No claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding is pending or, to the knowledge of the Seller, threatened in writing against the Seller that would enjoin or delay the consummation of the transactions contemplated hereby.

     (f) Seller is not a party to any agreement with any finder or broker, or in any way obligated to any finder or broker for any commissions, fees or expenses, in connection with the origin, negotiation, execution or performance of this Agreement for which any of the Purchaser or the Majority Member would be liable.

     (g) Seller has received and reviewed the financial statements and business plans of the Purchaser (including audited financial statements dated 12/31/07 Form 1-FR prepared in accordance with regulations of the U.S. Commodity Futures Trading Commission ("CFTC Regulations") as of 11/30/08), has had the opportunity to ask questions of Purchaser and its management regarding the financial and operating status of the Purchaser and the current status of all material facts affecting the business or operations of Purchaser, and has considered all this information thoroughly prior to executing this Agreement. Seller has sought appropriate legal, tax and investment advice regarding sale of its Interest Purchased to Purchaser and is selling the Interest Purchased freely, voluntarily and with all reasonable information to make an informed decision.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller that, as of the date of this Agreement and at and as of the Closing Date:

     (a) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

     Purchaser has full limited power and authority necessary for the execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby.

     (b) This Agreement has been duly authorized by all requisite acts or proceedings of the Purchaser and has been duly executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. The Sale Transaction has been duly authorized by all requisite acts or proceedings of the Purchaser prior to the Closing Date.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including without limitation the Sale Transaction (subject to appropriate approvals by applicable regulatory authorities, including the Regulators) does not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under: (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or to which any of the property or assets of Purchaser is subject, or (ii) any law, order, rule judgment, decree or regulation of any court or governmental agency or body having jurisdiction over Purchaser or the property of Purchaser.

     (d) No claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding is pending or, to the knowledge of the Purchaser, threatened in writing against the Purchaser that would enjoin or delay the consummation of the transactions contemplated hereby.

     (e) Purchaser is not a party to any agreement with any finder or broker, or in any way obligated to any finder or broker for any commissions, fees or expenses, in connection with the origin, negotiation, execution or performance of this Agreement.

     (f) The Majority Member, Seller and Tradition, N.A., constitute all of the members of Purchaser. By its execution of this Agreement, the Majority Member hereby confirms that (i) the Purchaser's Board of Managers has approved such Agreement; and (ii) Purchaser has the authority to execute this Agreement and consummate the transaction contemplated hereunder.

     (g) (A) The audited financial statements of the Purchaser as of and for the year ended December 31, 2007, together with the related notes and schedules, if any and the most recent Form 1-FR prepared by the Purchaser (collectively, the "Available Financial Statements"), attached hereto as
     Schedule 3(g) are true, correct and complete in all respects, (B) have been prepared in accordance with GAAP; (C) subject to normal auditing adjustments, present fairly, and are true, correct and complete statements in all material respects of the financial condition and the results of operations, retained earnings, members' equity and cash flows of the Purchaser as at and for the periods therein specified; and (D) have been prepared from and are in accordance with the books and records of the Purchaser. For the purposes of this subsection, "GAAP" means United States generally accepted accounting principles.

     (h) Except as disclosed on Schedule 3(h), since December 31, 2007, there has not been any material adverse change in the condition, operations, assets, liabilities, earnings, business, results of operations or the Adjusted Net Capital (defined below) of the Purchaser or its ability to repay its obligations. "Adjusted Net Capital" means: (i) an amount of capital held by Purchaser, if such Purchaser were registered to engage in the business of foreign exchange under CFTC Regulations, which would be required to be reported on a Form 1-FR by the National Futures Association ("NFA"); less (ii) haircuts related to risks associated with carrying positions in currencies; less (iii) non-allowable assets, all determined pursuant to the CFTC Regulations.

     (i) Purchaser and the Majority Member are not aware of any pending actions or proceedings, nor are they aware of any facts which would reasonably form the basis of an action or proceeding, which action or proceeding would materially and adversely effect the business of Purchaser, its Adjusted Net Capital or its ability to repay its obligations.

     (j) Except for (i) Liabilities (defined below) expressly reflected or reserved for in the Financial Statements, (ii) Liabilities incurred in the ordinary course of business consistent with past practice of Purchaser since the date of the Form 1-FR incorporated in the Financial Statements,
     (iii) Liabilities which individually or in the aggregate are not material to the Purchaser, and (iv) Liabilities set forth on Schedule 3(j) hereto, the Purchaser does not have any Liabilities, subordinated or otherwise, which are material to the condition (financial or otherwise) of the assets, properties, or business of the Purchaser and which would materially and adversely effect the business of the Purchaser, its Adjusted Net Capital or its ability to repay its obligations. For the purposes of this Section 3
     (j), "Liabilities" means all liabilities and obligations, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, whether due or to become due, which relate to the operation of the Purchaser's business prior to the Closing.

     (k) The Purchaser has available to it sufficient funds to pay Seller the Down Payment without violating its minimum capital requirements established by the NFA.

     (l) Purchaser and the Majority Member represent and warrant that, if Purchaser were a registered entity as of the date hereof, it would currently comply with the minimum capital requirements established by applicable regulatory authorities.

4.   COVENANTS OF THE PARTIES.

     (a) Waiver. Effective immediately as of the date of this Agreement, each Party hereby waives any and all rights arising or existing under the Operating Agreement, the Purchaser's Certificate of Organization or any other agreement that would in any way prohibit or restrict the consummation of the Sale Transaction.

     (b) Non-Solicitation; Non-Interference; Non-Use; Non-Competition. From and after the date of execution of this Agreement, the Seller and the Purchaser shall not: (i) hire, recruit, solicit or otherwise attempt to employ or engage any person employed by the other Party, or induce or attempt to induce any person to leave such employment, other than soliciting employment by placement of general advertisements for such persons in newspapers or other media of general circulation, (ii) in any way interfere with the relationship between Purchaser or Seller, as the case may be, and any employee, customer, sales representative, broker, supplier, licensee or other business relation (or any prospective customer, supplier, licensee or other business relationship) of the other Party (including, without limitation, by making any negative or disparaging statements or communications regarding the other Party or any of its operations, officers, managers or members); (iii) use, display or distribute any intellectual property or other assets or attributes of the other Party; or
     (iv) directly or indirectly engage in any business that competes with the business of the other Party; provided, however, Seller may engage in the business of software development but not for the purpose of supplying or serving businesses principally engaged in the exchange or ownership of currencies, or trading in spot, Over The Counter ("OTC") foreign exchange transactions.

     (c) The Parties acknowledge their respective obligations under this Agreement, the CSLA and the Note shall continue following Closing and further acknowledge that references to the Agreement, to the CSLA and to the Note shall, where the context requires, include reference to the other transaction documents. To the extent, if any, there is a conflict between the terms and conditions of this Agreement and either the terms and conditions of the CSLA or the terms and conditions of the Note, the terms and provisions of the Agreement shall control; provided, however, if applicable regulatory authorities require otherwise, the provisions of the CSLA shall control in any event.

     (d) On or before the Note is paid in full, subject to all applicable regulatory requirements, Purchaser will use its commercially reasonable efforts to:

          (i) pay and discharge, as the same shall become due and payable, all its obligations and liabilities, including (A) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, and (B) all lawful claims (including, without limitation, claims of landlords, warehousemen, customs brokers, and carriers) which, if unpaid, would by law become a lien upon its property;

          (ii) preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization and take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a material and adverse effect on its business and operations; and preserve or renew all of its intellectual property, except to the extent such intellectual property is no longer used or useful in the conduct of the business of the Purchaser;

          (iii) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a material and adverse effect on its business and operations;

          (iv) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable law, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other persons;

          (v) comply in all material respects with the requirements of all U.S. laws and all U.S. orders, writs, injunctions and decrees applicable to it or to or property, except in such instances in which (A) such requirement of law or order, writ, injunction or decree is being contested in good faith by proceedings diligently conducted and with respect to which adequate reserves have been set aside and maintained in accordance with GAAP; and (B) such contest effectively suspends enforcement of the contested laws, and (C) the failure to comply therewith would not reasonably be expected to have a material and adverse effect on its business, operations and Adjusted Net Capital;

          (vi) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business; and maintain such books of record and account in material conformity with all applicable requirements of it Regulators (defined in Section 5(a)(i) below), as the case may be;

          (vii) make available to Seller within 20 days of completion to Purchaser's satisfaction: (a) copies of Form 1-FR statements filed monthly with the NFA upon registration therewith, and (b) audited financial statements of the Purchaser for each fiscal year of Purchaser's business until the Purchase Price is paid in full.

          (viii) execute any and all further documents, agreements and instruments, and take all such further actions that may be required under any applicable law, or which Seller may reasonably request, to effectuate the transaction contemplated by this Agreement.

     (e) Until the Purchase Price has been paid in full to Seller, Purchaser shall use commercially reasonable efforts in its sole discretion, consistent with industry norms in the foreign currency exchange business, to maintain net capital in an amount which is materially greater than that which is required by applicable regulatory authorities.

     (f) One (1) business day following payment in full of the Purchase Price by Purchaser to Seller in accordance with CFTC Regulations, Seller hereby agrees to sell the Retained Interest to Purchaser, conditioned only upon payment of $5,000 by Purchaser to Seller in consideration thereof.

     (g) (i) Purchaser represents and covenants, as the case may be, that (A) Purchaser is in the process of registering as a Foreign Exchange Dealer ("FED") pursuant to CFTC Regulations with the NFA, (B) the CSLA and the Note must be approved by the NFA as a condition to achieving such registration, (C) there exists a remote possibility that the NFA may require that the terms of the CSLA and/or the Note be amended to conform to its interpretation of CFTC Regulations, and (D) Purchaser is willing to close the Sale Transaction without approval of the CSLA and the Note by the NFA.

          (ii) In consideration of the foregoing, in the event that: (A) the NFA requires any amendments to the Note or the CSLA (which amendments if required shall be the "NFA Amendments") as a condition to FED registration, the effect of which NFA Amendments would deny Seller the benefit of any portion of the economic bargain made by it pursuant to this Agreement, the CSLA and Note, and (B) Seller has a resulting, reasonable good faith belief that it has been denied the economic benefit, or any portion, of its bargain as set forth in this Agreement, the Note and the CSLA, then the Parties agree to use their good faith efforts to (x) obtain the referenced FED registration and not to obstruct or prevent same, and (y) thereafter to settle any differences they may have for a period of no less than 30 days from the date of notification by the NFA as to its final position regarding such CSLA or Note. After such 30 day period, in the event Seller continues to have a reasonable good faith belief that it is being denied any portion thereof of the economic benefit bargained for based upon reasonably demonstrable facts, then it shall provide notice to Purchaser describing in reasonable detail the economic benefit lost and explaining the causal effect between the NFA Amendments required and the alleged loss of economic benefit. Purchaser shall promptly compensate Seller for actual lost economic benefit based upon reasonably detailed evidence thereof.

     (h) In the event that Seller is charged with any tax liability by applicable taxing authorities relating to the Interest Purchased and/or the Retained Interest which liability is attributable to any period during or after the 2009 calendar year (such period during or after 2009 is the "Tax Stub Period"), resulting from income allocated by such authority or authorities to the Seller for such Tax Stub Period, Purchaser shall take responsibility for payment of, and shall make payment with respect to, such tax liability charged to Seller during such Tax Stub Period.

5.   CLOSING CONDITIONS; DELIVERABLES AT CLOSING; ISSUES WITH THE REGULATORS.

     (a) Preparations for Closing.

          (i) Prior to the Closing Date:

               (A) Purchaser shall take all necessary steps as soon as practicable following the execution of this Agreement to secure approval of this transaction by the NFA and such other U.S. regulatory agencies having jurisdiction over Purchaser's business, from which Purchaser would have an obligation to secure prior approval if it were a registered FED (the "Regulators"); provided, however, the approval of the Regulators shall not be a condition to the Closing.

               (B) Seller shall prepare and file with the Securities and Exchange Commission ("SEC") as promptly as practical following the date of this Agreement, but in no event later than thirty (30) days following execution of this Agreement, an information statement meeting the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, with respect to approval of this Agreement by written consent of the holders of a majority of Seller's outstanding shares of common stock.

               (C) Purchaser shall draft an Amended and Restated Operating Agreement and shall deliver same to Seller for its review and approval prior to the Closing Date, which approval shall not be unreasonably withheld.

     (b) Mutual Conditions to Closing

          (i) At the Closing Date:

               (A) there shall not be in effect any injunction, restraining order or decree of any nature of any governmental entity that prohibits or materially restricts the consummation of the transactions contemplated hereby; provided, however, that the benefits of this Section 5(b) shall not be available to a Party whose failure to fulfill its obligations hereunder shall have been the cause of, or shall have resulted in, such injunction, restraining order or decree; and

               (B) the conditions set forth below shall have been met by both Parties.

     (c) Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Sale Transaction shall be subject to the satisfaction or waiver by Purchaser at or prior to the Closing Date of the following conditions:

          (i) the representations and warranties of the Seller contained in this Agreement shall be true and correct at and as of the date hereof and as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date);

          (ii) Seller shall have performed and complied in all material respects with all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date; and

          (iii) the Seller shall have delivered to Purchaser:

               (A) a certificate executed by an executive officer of Seller, dated as of the Closing Date, certifying that the conditions specified in subsection 5 (b)(i) above have been satisfied and that the representations in Section 2 hereof are true and correct as of the Closing Date;

               (B) any existing certificate or certificates representing the Interest owned by Seller;

               (C) the Mutual General Release duly authorized and executed by the Seller Parties as defined therein in the form attached hereto as Exhibit A;

               (D) the CSLA and the Note duly authorized and executed by Seller;

               (E) evidence of approval of the sale of the Interest by the Seller reasonably satisfactory to Purchaser, including: (i) a resolution of the board of directors of the Seller approving the sale of the Interest,
     (ii) appropriate disclosure, solicitation of the stockholders of Seller and evidence of approval of the sale of the Interest by the stockholders of Seller, in accordance with applicable law, including an executed written consent with respect to this Agreement and the CSLA and Note from the majority of Seller's shares outstanding and written notice that Seller has complied with all requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended, with respect to timely distribution of an information statement to its stockholders at least twenty (20) days prior to the Closing Date ;

               (F) a legal opinion from counsel to the Seller reasonably satisfactory to the Purchaser opining: (i) as to the valid, binding and enforceable nature of this Agreement; (ii) that due corporate authorization has been obtained by Seller; and (iii) that all corporate acts have been taken thereby in accordance with applicable law to consummate the Sale Transaction;

               (G) written evidence of approval by the shareholders of Seller of this Agreement, the CSLA, the Note and this Agreement;

               (H) a signed joinder to the Amended and Restated Operating Agreement of the Company; and

               (I) other documentation reasonably requested which is reasonably satisfactory to the Purchaser reducing Seller's interest in Purchaser to the Retained Interest, the nature of which documentation Purchaser shall describe to Seller in writing no less than two (2) business days before the scheduled Closing Date.

     (d) Conditions to the Obligations of Seller. The obligations of the Seller to consummate the Sale Transaction shall be subject to the satisfaction or waiver by Seller at or prior to the Closing Date of the following conditions:

          (i) the Purchaser shall have delivered to Seller:

               (A) the Mutual General Release duly executed by Purchaser, Tradition North America, Inc, Max Q Investments, LLC, Emil Assentato and Joseph Botkier, in the form attached hereto as Exhibit A;

               (B) the CSLA duly executed by the Purchaser;

               (C) the Note duly executed by the Purchaser;

               (D) a certificate executed by the Managing Member of the Purchaser certifying to the approval of the Sale Transaction by the Purchaser's Board of Managers;

               (E) legal opinion from counsel to the Purchaser reasonably satisfactory to the Seller opining: (i) as to the valid, binding and enforceable nature of this Agreement; (ii) that due authorization has been obtained by Purchaser; and (iii) that all required corporate actions and approvals have been taken thereby in accordance with applicable law to consummate the Sale Transaction, with the exception of obtaining approval of the Note, the CSLA, and if necessary this Agreement, by the Regulators;

               (F) a certificate signed by an executive officer of the Purchaser certifying that the representations and warranties set forth in Section 3 hereof are true and correct as of the Closing Date;

               (G) other documentation reasonably requested which is reasonably satisfactory to Seller reducing Seller's equity interest in Purchaser to the Retained Interest, the nature of which documentation Seller shall describe to Purchaser in writing no less than two (2) business days before the scheduled Closing Date.

          (ii) Purchaser shall have delivered to Seller the Down Payment in accordance with Section 1(b) hereof, to Seller's account as follows:

               JP Morgan Chase Bank
               1 Chase Manhattan Plaza, New York, NY 10081
               ABA # 021000021 For the Account of:
               Advanced Technologies Group Ltd.
               Account # 217502352165

          (iii) The Closing shall be held at the offices of Seller's counsel upon the third business day after a date on which all of the following conditions have been met: (A) all terms and conditions set forth in Sections 5(a)-(d) above have been satisfied; and (B) twenty (20) days has lapsed following the date Seller has distributed an information statement to its stockholders in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

     (e) Tradition's Covenant re Closing. Tradition covenants to execute the General Mutual Release if all the Closing conditions in Sections 5 (a)-(d) are met in its reasonable discretion.

6.   INDEMNIFICATION.

     (a) Indemnification by Seller. Seller shall fully indemnify, protect and hold harmless the Purchaser Parties (as defined in the Mutual General Release), from and against all liabilities, losses, costs, damages and expenses, whether direct or indirect (including, without limitation, reasonable attorneys' and accountants' fees and expenses, court costs and reasonable out-of-pocket expenses) (collectively, "Losses") incurred by any of the Purchaser Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of the Seller made herein or (ii) any breach of or failure to perform any covenant, agreement or obligation of the Seller in this Agreement or any agreement, document or certificate delivered hereunder.

     (b) Indemnification by Purchaser. Purchaser shall fully indemnify, protect and hold harmless the Seller and the Seller Parties from and against all Losses incurred by the Seller or the Seller Parties arising from or as a result of: (i) any inaccuracy or misrepresentation in any representation or warranty of the Purchaser made herein or (ii) any breach of or failure to perform any covenant, agreement or obligation of the Purchaser in this Agreement or any agreement, document or certificate delivered hereunder.

     (c) Procedures for Indemnification -- Third Party Claims.

          (i) Promptly after receipt by an indemnified party under Section 6(a) or 6(b), as the case may be, of notice of the commencement of any suit or legal proceeding against it or them (a "Proceeding"), such indemnified party will, if a claim is to be made against an indemnifying party under such Section 6(a) or 6(b), as the case may be, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve such indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnified party's failure to give such notice.

          (ii) If any Proceeding is brought against an indemnified party, and such indemnified party gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves taxes only, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (A) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (B) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding: (x) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification under Section 6(a) or 6(b) hereof, as the case may be; (y) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's written consent unless there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (z) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten (10) days after such notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

     (d) Service of Process. Seller hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any indemnified party for purposes of any claim that an indemnified party may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on Seller with respect to such a claim anywhere in the world.

     (e) Setoff Right. In the event that an indemnification obligation of the Seller under Section 6(a) hereof is not satisfied, to the extent that Seller refuses to defend or indemnify Purchaser as required hereunder upon prior notice to Seller of not less than ten (10) business days, Purchaser shall have the right to setoff the amount of such unpaid obligation in accordance with Section 13 of the Note, including any expenses incurred by Purchaser arising out of Seller's refusal to defend or indemnify. In the event that Purchaser desires to exercise its rights to set-off herein, the Parties agree as follows:

          (i) Purchaser shall notify Seller in writing of an indemnification obligation that Purchaser believes Seller has and Seller shall respond in writing within ten (10) days of receipt of such notice as to whether it will defend and indemnify Purchaser pursuant to such claimed obligation.

          (ii) If Seller refuses to defend and indemnify Purchaser, or Purchaser has reason to believe that Seller does not have the financial ability to satisfy such an obligation, Purchaser shall have the option to cease making principal and interest payments hereunder and to set aside all such payments in an amount equal to all fees and expenses paid by Purchaser related thereto and the amount of the claimed obligation, in an escrow account at a commercial bank in the City of New York, New York established pursuant to terms which are mutually agreeable to both Parties hereto, which agreement as to the bank and such terms shall not be unreasonably withheld, pending resolution of the third party claim against Purchaser giving rise to the claimed indemnification obligation of Seller ("Third Party Claim"). Upon resolution of the Third Party Claim, the Purchase Price shall be reduced to the extent that Seller is liable therefor. If Seller has no liability for such Third Party Claim, those amounts of principal and interest not paid to Seller under the Note shall be deemed past due payments and Seller shall be entitled to receive from the Purchaser all such past due payments plus the Default Rate of interest related thereto, as defined in the Note, with respect to such past due payments from the date Purchaser ceased making such payments to the date of payment by Purchaser of all past due payments in full, in addition to any other amounts due and owing under the Note.

          (iii) The provisions of Sections 6 (a) or (b) shall otherwise govern the disposition of any Proceeding hereunder and any Third Party Claim.

     (f) Survival of Representations and Warranties. The representations and warranties of the Purchaser and the Seller in Sections 2 and 3 hereof shall survive the Closing until the Note is paid in full.

7. SATISFACTION OF OUTSTANDING PAYABLE TO SELLER. Upon the execution of this Agreement, the Purchaser shall make payment via wire transfer to Seller of immediately available U.S. funds in an amount of TWO-HUNDRED AND FIFTY TWO THOUSAND FOUR HUNDRED AND FIFTY DOLLARS ($252,450) (representing payment of an account payable, originally incurred by Purchaser in the amount of One Hundred and Sixty Eight Thousand and Three Hundred Dollars ($168,300), plus ten per cent (10%) per annum simple interest from January 1, 2004 through

     December 31, 2008), in full and final satisfaction of such payable to Seller in such amount carried on the books and records of Purchaser.

8.   MISCELLANEOUS.

     (a) Amendments and Parties in Interest. This Agreement may be amended, modified or waived only by written instrument executed by all the Parties hereto. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Parties hereto.

     (b) Effective Date. Notwithstanding anything to the contrary, the effective date of Seller's sale of the Interest Purchased for all purposes shall be December 31, 2008.

     (c) Notices. All notices and other communications provided for hereunder shall be in writing and deemed given if (i) delivered personally, or (ii) sent by Federal Express, DHL, UPS or other similar commercial overnight courier (providing proof of delivery) to the Parties at the address above aforesaid. Such notices or other communications shall be deemed effective on the date received, if personally delivered during normal business hours, or if delivered by overnight courier, on the date delivered as established by return receipt or courier service confirmation or the date on which the return receipt or courier service confirms that acceptance of delivery was returned by the addressee. Each of the Parties hereto shall be entitled to specify a different address by giving written notice as aforesaid to each of the other Parties hereto.

     (d) Governing Law and Venue. The interpretation, validity and performance of this Agreement shall be construed and governed in accordance with the laws of the State of New York, without regard to any of its conflict of laws rules, and enforcement of this Agreement shall be had in any court sitting within the City of New York (the "Court"), and each party hereto irrevocably consents to such Court's exclusive jurisdiction of any dispute relating to or arising from this Agreement. Unless ordered otherwise by the Court, service of process may be had by Federal Express, DHL, UPS or overnight courier (providing proof of delivery) followed by regular mail and service shall be deemed affected within three (3) days of such mailing by regular mail.

     (e) Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor does it create or establish any third party beneficiary hereto.

     (f) Specific Performance. In addition to any other remedies provided in this Agreement, Purchaser shall be entitled to a decree compelling specific performance, and without the necessity of filling a bond, to the restraint by injunction of any actual or threatened violation of Seller's obligations under this Agreement, it being understood that monetary damages are not an adequate remedy for the breach of Seller's obligations hereunder and that such remedies are specifically contemplated and consented to by the parties hereto.

     (g) Language. The Parties agree that the language used in this Agreement is the language chosen by the Parties to express their mutual intent, and that no rule of strict construction is to be applied against Seller or Purchaser. Each Party and its respective counsel have reviewed and negotiated the terms of this Agreement.

     (h) Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement may be executed by facsimile signatures, which shall be sufficient to bind the Parties hereto.

     (i) Entire Agreement. This Agreement and the exhibits hereto contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and representations, oral or otherwise, express or implied, with respect to the subject matter hereof previously made by any Party, hereto.

     (j) Recitals. The recitals which appear below the introductory section of this Agreement are incorporated herein by reference and made a part hereof.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase and Sale Agreement to be executed as of the date first above written.

                        Advanced Technologies Group, Ltd.


                            -----------------------------
                        By: Abel Raskas, President


                            -----------------------------
                        By: Alex Stelmak, Chairman and Chief Financial Officer


                        FXDirectDealer, LLC


                            -----------------------------
                        By: Emil Assentato, Chairman


                        MaxQ Investments LLC


                            -----------------------------
                        By: Emil Assentato, Controlling Member


                        Tradition, N.A.
                        (only as to Section 5 (e) of the Agreement)


                            -----------------------------
                        By: Judy Ricciardi, Vice-President

                                    EXHIBIT A

                         Form of Mutual General Release

                             MUTUAL GENERAL RELEASE

     The undersigned, in consideration of the mutual promises and covenants set forth below and in that certain Purchase and Sale Agreement dated as of even date herewith (the "Purchase Agreement") by and among Advanced Technologies Group, Ltd. (the "Seller"), and FXDirectDealer, LLC and MaxQ Investments LLC (the "Purchaser") transferring to Purchaser Seller's entire membership interest in Purchaser (which date of transfer shall be referred to as the "Closing Date"), and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each intending to be legally bound, hereby agree as follows:

(1) Release by Seller Parties. Except for the obligations of the parties set forth in the Agreement, the Seller and Abel Raskas, Stan Mashov and Alex Stelmak, which individuals constitute Seller's controlling stockholders (collectively such controlling stockholders are, with the Seller, the "Seller Parties") for themselves and their respective, heirs, executors, personal representatives, successors and assigns, do hereby release, quitclaim and forever discharge each of the Purchaser Parties (as hereinafter defined) and any of their respective successors and/or assigns and any and all other persons, firms, partnerships and corporations which are or might be claimed to be liable, and their respective current, future and former heirs, executors, personal representatives successors and assigns, of and from any and all debts, claims, counterclaims, rights, demands, costs, damages, losses, liabilities, actions and causes of action, including attorneys' fees and court costs, of every nature and description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, and whether arising at law or in equity, under the common law, state law, federal law, or any other law, or otherwise, arising out of or relating to any events, occurrences or circumstances existing on or before the Closing Date, it being the Seller

Parties' intention to effect a general release of all such claims. Excepted from the foregoing release are all continuing obligations arising by virtue of the Purchase Agreement after the Closing Date.

(2) Release by Purchaser Parties. Except for the obligations of the parties set forth in the Agreement, the Purchaser and Tradition, N.A., MaxQ Investments LLC, Emil Assentato, and Joseph Botkier, (collectively with each Purchaser, the "Purchaser Parties"), for themselves and their respective, heirs, executors, personal representatives, successors and assigns, do hereby release, quitclaim and forever discharge each of the Seller Parties and any of their respective successors, and/or assigns and any and all other persons, firms, partnerships and corporations which are or might be claimed to be liable, and their respective current, future and former heirs, executors, personal representatives successors and assigns, of and from any and all debts, claims, counterclaims, rights, demands, costs, damages, losses, liabilities, actions and causes of action, including attorneys' fees and court costs, of every nature and description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, and whether arising at law or in equity, under the common law, state law, federal law, or any other law, or otherwise, arising out of or relating to any events, occurrences or circumstances existing on or before the Closing Date, it being the Purchaser Parties' intention to effect a general release of all such claims. Excepted from the foregoing release are all continuing obligations arising by virtue of the Purchase Agreement after the Closing Date.

(3) Governing Law. This Mutual General Release shall be governed by and construed in accordance with the laws of the State of New York law, without regard to any of its conflict of laws rules.

(4) No Admission. This Agreement shall not constitute or be construed as an admission of any wrongdoing by any party hereto.

(5) Interpretation. Except for the obligations of the parties set forth in the Purchase Agreement, this Mutual General Release is intended to be interpreted and construed in its broadest and most inclusive meaning so as to release any and all individuals and entities associated or affiliated in any manner with either the Seller Parties or the Purchaser Parties from any liability to the Seller Parties or to the Purchaser Parties, as the case may be.

(5) Representations and Warranties. The parties hereto each represent and warrant that, as of the date hereof, they each have the full power, capacity, and authority to enter into this Agreement; and that no other releases or settlements are necessary from any other person or entity to release and discharge the Parties from the claims specified above. Each party hereto declares and represents that, in executing this Mutual General Release, it has received legal advice as to its respective legal rights and hereby certifies that it has read all of this Mutual General Release and fully understands the same.

(6) Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.



                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Parties have caused this Mutual General Release to be executed this __________ day of ____________, 200_.

                          Advanced Technologies Group, Ltd.


                              -----------------------------
                          By: Abel Raskas, President


                              -----------------------------
                          By: Alex Stelmak, Chairman and Chief Financial Officer


                          FXDirectDealer, LLC

                               -----------------------------
                          By: Emil Assentato, Chairman


                              -----------------------------
                          By: Joseph Botkier, President


                          MaxQ Investments LLC

                              -----------------------------
                          By: Emil Assentato, Controlling Member


                          Tradition (North America), Inc.


                              -----------------------------
                          By: Judith Ricciardi, Vice President

                              -----------------------------
                              Emil Assentato


                              -----------------------------
                              Joseph Botkier


                              -----------------------------
                              Alex Stelmak


                              -----------------------------
                              Stan Mashov


                              -----------------------------
                              Abel Raskas

                                    EXHIBIT B

                            Form of Subordinated Note

                                SUBORDINATED NOTE

DATE:                         JANUARY __, 2009

BORROWER:                     FXDirectDealer, LLC (the "Borrower")

BORROWER'S ADDRESS:           75 Park Place, 4th Floor, New York, NY 10007

LENDER:                       Advanced Technology Group Ltd, Inc. (the "Lender")

LENDER'S ADDRESS:             249 Washington Street, Jersey City, NJ 17032
PRINCIPAL AMOUNT BORROWED:    Seventeen Million Dollars ($17,000,000)
                              ("Principal Amount")

Terms of this Subordinated Note are as follows:

1. PAYMENT TERMS

(a) This Subordinated Note is a part of the purchase price paid by Borrower pursuant to a Purchase and Sale Agreement dated the date hereof ("Purchase and Sale Agreement"), to which Lender and Borrower are also parties, pertaining to the sale of substantially all of Lender's right, title and interest in certain membership units in the Borrower. The terms of this Subordinated Note are subject to the terms of a Cash Subordinated Loan Agreement ("CSLA") also dated the date hereof to which Lender and Borrower are also parties. Capitalized terms not defined in this Subordinated Note shall be given the meaning set forth in such CSLA.

(b) Subject to the CSLA, the Capital Requirements and the CFTC Regulations, this Note represents a loan from Borrower to Lender in the Principal Amount and is due in thirty six (36) consecutive and equal monthly payments of principal in the amount of $472,222.22 with interest payable on a monthly basis in arrears in the amount of ten percent (10%) per annum of the declining balance, calculated based upon a 365 day year, (which interest rate shall be referred to as the "Contract Rate"), subject to Section 1 (c) hereof, commencing on March 1, 2009 and thereafter payable on the first Business Day of each succeeding month. Total unpaid principal and interest shall be referred to as "Indebtedness". Subject to the CSLA, all Indebtedness, including interest accrued on outstanding amounts of Indebtedness but not paid, is payable in full no later than three (3) years from the date hereof (such three year period is the "Term" and the last day of the Term is the "Maturity Date"). "Business Day" means any day, other than a Saturday, a Sunday or a day on which the banks are closed in New York City.

(c) Notwithstanding the foregoing, any monthly payments made hereunder shall not be deemed to be past due and payable to the Borrower until the 10th day following the date that each such payment is due (which 10 day period is referred to as the "Grace Period" during which no obligation shall exist hereunder with respect to the referenced monthly payment obligation in arrears). The outstanding amount due and payable under this Subordinated Note, including any interest payable pursuant to Sections 1 and 3 hereof (referred to as "Interest"), shall be referred to as the "Indebtedness".

2. BORROWER'S PRE-PAYMENT RIGHT AND CASH SUBORDINATED LOAN AGREEMENT

Subject to CFTC Regulations, Borrower reserves the right to prepay, in whole or in part, this Subordinated Note prior to the last day of the Term, subject in all respects to the CSLA.

3. PAST DUE INSTALLMENTS

All past due monthly payments due hereunder shall bear interest at the Contract Rate plus two percent (2%) per annum for such time that such payments remain past due and unpaid (which per annum Contract Rate plus two per cent shall be the "Default Rate") The Default Rate shall be applied to such past due payments and shall be calculated on a per diem basis as long as Borrower is in default with respect thereto.

4. FORBEARANCE NOT A WAIVER

Lender's forbearance in enforcing a right or remedy as set forth herein shall not be deemed a waiver of said right or remedy for a subsequent cause, breach or default of the Borrower's obligations herein; provided, however, Borrower's ability to pay principal and/or interest hereunder shall be subject to CFTC Regulations, the Capital Requirements as a part thereof, and the rules and regulations of the applicable DSRO all as more fully set forth in the CSLA.

5. FORM OF PAYMENT

Any check, draft, money order, or other instrument given in payment of all or any portion hereof shall be accepted by the Lender and handled in collection in the customary manner, but the same shall not constitute payment hereunder except to the extent that actual cash proceeds are unconditionally received by such Lender and applied to the Indebtedness in the manner elsewhere herein provided and in accordance with this Subordinated Note and the CSLA. Payments shall be made to the Lender at the address set forth above or at such other address as is provided to Borrower by Lender in writing.

6. ATTORNEY'S FEES

If (a) suit for breach or non-payment of this Subordinated Note is brought for collection or enforcement hereof, or if an action for collection is brought through probate, bankruptcy, or other judicial proceeding, and (b) Lender prevails in its claim of breach or non-payment, then Borrower shall pay Lender all costs of collection and enforcement, including reasonable attorney's fees and court costs in addition to other amounts due.

7. SEVERABILITY

If any provision of this Subordinated Note shall, for any reason and to any extent, be invalid or unenforceable, the other valid provisions of this Subordinated Note shall not be affected thereby, but instead shall be enforced to the maximum extent permitted by applicable law.

8. BINDING EFFECT

The covenants, obligations and conditions herein contained shall be binding on and inure to the benefit of the heirs, legal representatives, and assigns of the parties hereto.

9. DESCRIPTIVE HEADINGS

The descriptive headings used herein are for convenience of reference only and they are not intended to have any effect whatsoever in determining the rights or obligations under this Note.

10. CONSTRUCTION

The pronouns used herein shall include, where appropriate, either gender or both, singular and plural.

11. GOVERNING LAW

This Note shall be governed, construed and interpreted by, through and under the Laws of the State of New York, subject to the CFTC Regulations, the Capital Requirements and the rules and regulations of the applicable DSRO.

12. NON-TRANSFER

The holder of this Subordinated Note agrees not to sell, transfer, assign, pledge or otherwise dispose of any interest in this Note to any person or entity. Any transfer or attempted transfer of this Subordinated Note shall be void, and neither Borrower nor Lender shall record such transfer on its books or treat any purported transferee of this Subordinated Note as the owner thereof for any purpose.

13. SETOFF

The Purchase and Sale Agreement sets forth specific conditions upon which Borrower may be entitled to set off amounts owed to Lender pursuant to this Note representing matured indemnification obligations of Lender to and in favor of Borrower under Section 6(a) of the Purchase and Sale Agreement.



                            [Signature Page Follows]

EXECUTED this ___ day of January 2009.

                            FX DIRECT DEALER LLC

                            BY:
                                 ----------------------------------
                            NAME:
                                 ----------------------------------
                            TITLE:
                                 ----------------------------------

AGREED AND ACKNOWLEDGED:

ADVANCED TECHNOLOGIES GROUP, LTD.

BY:
      ----------------------------------

NAME:
      ----------------------------------

TITLE:
      ----------------------------------



                      [Signature Page to Subordinated Note]

                                    EXHIBIT C

                    Form of Cash Subordinated Loan Agreement

                        CASH SUBORDINATED LOAN AGREEMENT

     This Cash Subordinated Loan Agreement (the "Agreement") is effective as of the __ day of January __, 2009 by and between Advanced Technologies Group, Ltd. (the "Lender"), and FX Direct Dealer LLC (the "Borrower"), which parties mutually agree as follows:

     WHEREAS, Lender is selling substantially all of its membership interests in Borrower, i.e. 99.96% of such membership interests (the "Sold Interest") to Borrower in accordance with the terms of a Purchase and Sale Agreement dated of even date hereof ("Purchase Agreement") and is retaining membership interests which will represent a .01 percentage interest in Borrower after closing of such sale transaction (the "Retained Interest"); and in consideration of the sale of the Sold Interest is accepting $26,000,000 (the "Purchase Price"), comprised of $9,000,000 in cash paid upon the Closing Date established pursuant to the Purchase Agreement and a subordinated note in the principal amount of $17,000,000;

     WHEREAS, the $17,000,000 in loan obligations made a part of such Purchase Price shall be represented by a "Subordinated Note" attached hereto as Exhibit A and incorporated herein by reference, which obligation including accrued interest shall be referred to as the "Indebtedness" and shall be payable pursuant to the terms and conditions thereof and of this Agreement;

     WHEREAS, the parties hereto agree and acknowledge that the terms of the Subordinated Note and this Agreement are governed by the rules and regulations of the U.S. Commodities Futures Exchange Commission and the Capital Requirements of the Designated Self-Regulatory Organization as defined below, and as such are subject to certain restrictions; and that said Indebtedness shall qualify as equity capital pursuant to CFTC Regulations as defined below; and

     WHEREAS, the parties agree and acknowledge that Borrower is entering into this Agreement and the Purchase Agreement in reliance upon the condition that the Indebtedness, shall be included as Adjusted Net Capital pursuant to Commodity Futures Trading Commission Regulation 1.17 (c) (5); and that this Agreement shall qualify as a Subordination Agreement as defined in Section 2 hereof.

1. The recitals hereto are incorporated herein by reference as if fully set forth herein.

2. Capitalized terms that are undefined herein are defined in the Subordinated Note attached as Exhibit A. The following are certain definitions that are used in this Agreement:

     (a) The term "Designated Self-Regulatory Organization" or "DSRO" shall mean the Exchange(s) and/or other Self-Regulatory Organizations which is (are) a party to the Joint Audit Agreement and which has (have) been designated by the Joint Audit Committee as the Borrower's DSRO. The Borrower's DSRO is subject to change from time to time at the Joint Audit Committee's discretion.

     (b) The term "Commission" shall mean the U.S. Commodity Futures Trading Commission.

     (c) The term "Capital Requirements" shall mean the rules, regulations, and requirements of the Designated Self-Regulatory Organization which were adopted pursuant to CFTC Regulations 1.17 and 1.52.

     (d) The term "CFTC Regulations" shall mean the minimum financial requirements set forth in CFTC Regulation 1.17 (a) (1).

     (e) The term "Adjusted Net Capital" shall mean adjusted net capital as defined in Commodity Futures Trading Commission Regulation 1.17(c)(5).

     (f) The term "Subordination Agreement" shall mean either a subordinated loan agreement or a secured demand note agreement, as those terms are defined in Commodity Futures Trading Commission Regulation 1.17(h)(1).

     (g) "Business Day" means any day, other than a Saturday, a Sunday or a day on which the banks are closed in New York City.

3. Lender hereby agrees to lend the sum of SEVENTEEN MILLION DOLLARS ($17,000,000) to Borrower which loan shall be repaid in thirty-six equal monthly installments of principal in the amount of $472,222.22 each with interest thereon at the rate of ten percent (10%) per annum on the declining balance, due on the first Business Day of each month after the date hereof, with the final payment due three (3) years from the date hereof (the "Maturity Date"), in accordance with terms and conditions set forth herein and in the Subordinated Note. Any conflict or perceived conflict between this Agreement and the Subordinated Note shall be resolved in favor of this Agreement.

4. The Lender hereby subordinates any right to receive payment with respect to this Agreement and the Subordinated Note to the prior payment or provision for payment in full of all claims of all present and future creditors of the Borrower arising out of any matter occurring prior to the Maturity Date, except for claims which are the subject of subordination agreements which rank on the same priority as or are junior to the claim of the Lender under this Agreement and the Subordinated Note.

5. The proceeds of the subordinated loan evidenced by the Subordinated Note shall be used by the Borrower and be a part of its capital and shall be subject to the risks of its business.

6. The Borrower shall have the right to deposit any cash proceeds of this Agreement in an account or accounts in its own name in any bank or trust company.

7. Borrower, at its option, but not at the option of Lender, may make a payment of all or any portion of the Indebtedness prior to the scheduled Maturity Date (hereinafter referred to as a "Prepayment"); provided, however, no Prepayment may be made before the expiration of one year from the date this Agreement becomes effective. In addition, no Prepayment shall be made if, after giving effect thereto (and to all payments of payment obligations under any other subordination agreements then outstanding, the maturity or accelerated maturities of which are scheduled to fall due within six months after the date such Prepayment is to occur pursuant to this provision, or on or prior to the date on which the payment obligation with respect to such Prepayment is scheduled to mature disregarding this provision, whichever date is earlier) without reference to any projected profit or loss of the Borrower, the Adjusted Net Capital of the Borrower is less than the greatest of (a) 120% of the appropriate minimum dollar amount required by CFTC Regulations, or (b) 120% of the firm's risk based capital requirement calculated in accordance with CFTC Regulations, or (c) if the Borrower is a securities broker or dealer, the amount of net capital specified in Rule 15c3-1d(b)(7) of the Regulations of the Securities and Exchange Commission 17C.F.R.240.15c3-1d(b)(7) or (d) the minimum capital requirement as defined by the DSRO; provided, notwithstanding the above, no Prepayment shall occur without the prior written approval of the DSRO.

8. In the event that Borrower fails to make a payment required in accordance with the Subordinated Note, subject to the terms of this Agreement and the Capital Requirements, the parties agree as follows: if the Indebtedness obligation of the Borrower has not matured or been paid in full pursuant to the terms of the Subordinated Note and: (i) such obligation is suspended pursuant to Section 11 hereof for a six month period or (ii) if Borrower fails to make three payments during any six month period regardless of the reason for such failure, then, upon the date that such six month period in
     (i) or (ii) above lapses, Borrower shall commence the orderly liquidation of its business and the right of the Lender to receive payment, together with accrued interest, shall remain subordinate to all other rights to receive payment from the Borrower, as required by the provisions of this Agreement.

9. Subject to CFTC Regulations and the Capital Requirements and the terms of any senior indebtedness outstanding, on or before payment in full of the Indebtedness, if: (a) Borrower sells an equity interest equal to fifty per cent (50%) or less of its fully diluted capitalization to a third party investor (a "Minority Sale") for cash proceeds which Borrower is free to use for its internal purposes (hereinafter any such cash proceeds are "Proceeds"), then fifty per cent (50%) of such Proceeds will be utilized to pay down the Indebtedness, but only to the extent that said Indebtedness remains outstanding.

10. Subject to CFTC Regulations, the Capital Requirements and the terms of any senior indebtedness outstanding, on or before payment in full of the Indebtedness, if Borrower undergoes a "Change of Control" (defined below), and cash proceeds, net of transaction expenses, are received by the Borrower upon the consummation of such Change of Control, such cash proceeds shall be used to repay the Indebtedness, promptly. In the event and to the extent that Borrower receives non-cash proceeds as consideration in such Change of Control such that insufficient cash proceeds are available to repay the Indebtedness in full, Borrower shall repay such Indebtedness in full on or before a date which is the later of: (a) 190 days after consummation of the Change of Control, or (b) no more than 10 days after any "lock up period" required to be observed by Borrower with respect to such non-cash proceeds shall have lapsed (which date of payment is the "Required Payment Date"); provided, however, in any event, any unencumbered cash proceeds received by Borrower resulting from a Change in Control shall first be used to repay the Indebtedness, to the extent thereof and subject to the terms of any senior indebtedness. "Change of Control" means any consolidation, exchange or merger of the Borrower with or into any corporation or other entity or person (or group of entities or person), or any other corporate reorganization or transfer of capital stock or units, in which the stockholders or unit holders of Borrower immediately prior to such consolidation, exchange, merger or reorganization, own less than fifty per cent (50%) of the Borrower's voting power immediately after such consolidation, exchange, merger or reorganization, or any transaction or series of related transactions to which the Borrower is a party in which in excess of fifty per cent (50%) of the Borrower's voting power is transferred

11. The payment obligation of the Borrower in respect of this Agreement shall be suspended and shall not mature if, after giving effect to payment of such payment obligation (and to all payments of payment obligations of the Borrower under any other subordination agreements then outstanding which are scheduled to mature on or before such payment obligation), the Adjusted Net Capital of the Borrower would be less than the greatest of 1) 120% of the appropriate minimum dollar amount required by CFTC Regulations, or 2) 120% of the firm's risk based capital requirement calculated in accordance with CFTC Regulations, or 3) if the Borrower is a securities broker or dealer, the amount of net capital specified in Rule 15c3-1d(b)(8)(i) of the Regulations of the Securities and Exchange Commission, [17C.F.R. 240.15c3-1d(b)(8)(i)] or 4) the minimum capital requirement as defined by the DSRO. Upon any such suspension, interest shall continue to accrue pursuant to the terms of the Subordinated Note.

12. Notwithstanding any terms or conditions herein to the contrary, no default in the payment of interest or in the performance of any covenant or condition of this Agreement or the Subordinated Note shall have the effect of accelerating the date on which the Borrower's payment obligation is scheduled to mature. Any and all remedies of the Lender hereunder or pursuant to the Subordinated Note shall be subject to CFTC Regulations and the Capital Requirements.

13. Notwithstanding the provisions of paragraph 11 of this Agreement, the payment obligation of the Borrower with respect to this Agreement, together with accrued interest and compensation, shall mature in the event of any receivership, insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to the bankruptcy laws, or any other marshalling of the assets and liabilities of the Borrower, but the right of the Lender to receive payment, together with accrued interest or compensation, shall remain subordinate as required by the provisions of this Agreement.

14. The Borrower shall immediately notify the DSRO and the Commission if, after giving effect to all payments of payment obligations under this Agreement or other subordination agreements then outstanding which are then due or mature within the following six months without reference to any projected profit or loss of the Borrower, its adjusted net capital would be less than the greatest of: 1) 120% of the appropriate minimum dollar amount required by CFTC Regulations, or 2) 120% of the firm's risk based capital requirement calculated in accordance with CFTC Regulations, or 3) if Borrower is a securities broker or dealer, the amount of net capital specified in Rule 15c3-1d(c)(2) of the Regulations of the Securities and Exchange Commission, [17C.F.R.240.15c3-1d(b)(c)(2] or 4) the minimum capital requirement defined by the DSRO.

15. Neither this Agreement nor any note or other instrument made hereunder is entered into in reliance upon the standing of the Borrower as a member organization of any commodity exchange or securities exchange or upon any such exchange's surveillance of the Borrower or its capital position. The Lender is not relying upon any such exchange to provide any information concerning or relating to the Borrower. No such exchange has a responsibility to disclose to the Lender any information concerning or relating to the Borrower which it may have now or at any future time. Neither any such exchange nor any officer or employee of any such exchange shall be liable to the Lender with respect to this Agreement, the Indebtedness, the repayment thereof, any interest or compensation thereon or any damages resulting from the breach of this Agreement. Neither the DSRO nor the Commission is a guarantor of this Agreement.

16. This Agreement shall be binding upon the Lender and the Borrower and their respective heirs, executors, administrators, successors and assigns. The parties hereto represent and warrant that they are duly authorized to enter into this Agreement and that there exists no contract, agreement, understanding, law, judgment or regulation that does or would conflict with or which does or would prevent either party's entering into such Agreement.

17. Any note or other written instrument evidencing the Indebtedness shall bear on its face an appropriate legend stating that such note or instrument is issued subject to the provisions of this Agreement, which shall be adequately referred to and incorporated by reference herein.

18. This Agreement shall not be subject to cancellation by either party; no payment shall be made with respect hereto and this Agreement shall not be terminated, rescinded or modified by mutual consent or otherwise, if the effect thereof would be inconsistent with the Capital Requirements or, if applicable, the CFTC Regulations.

19. This Agreement is governed by the laws of the State of New York, exclusive of conflicts of laws principles; provided, however, notwithstanding anything contained herein to the contrary, the parties hereto shall comply with the rules and regulations of the DSRO and the rules and regulations of the Commission.

20. Any notice required or provided for herein shall be deemed to have been given or received when it has been delivered in person or has been deposited, postage prepaid, by United States certified or registered mail, addressed to the intended person:

     (a) If for Borrower:

               c/o Joseph Botkier
               FX Direct Dealer LLC
               75 Park Place, 4th floor, New York, N. Y. 10007

     (b) If for Lender:

               c/o   Alex Stelmak
               Advanced Technologies Group, Ltd.
               249 Washington Street, Jersey City, N.J. 07032

               (c) If for Borrower's DSRO:

21. This Agreement supersedes all prior agreements of the parties with respect to the Indebtedness or any agreements or understandings related thereto and any amendments or modifications hereto shall be made only by a written agreement executed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands on the date above written.

                                     LENDER: Advanced Technologies Group, Ltd.

                                     By: ____________________________

                                     Name (Printed):_________________

                                     Title: _________________________

                                     BORROWER: FX Direct Dealer LLC

                                     By: ____________________________

                                     Name (Printed): ________________

                                     Title: _________________________

                                     ANNEX B

   Annual Report on Form 10-K SB/A for the fiscal year ended January 31, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  FORM 10-KSB/A

                   ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended January 31, 2008


                        Advanced Technologies Group, LTD
             (Exact name of registrant as specified in its charter)

    Nevada                         0-30987                       80-0987213
  (State of                      (Commission                 (I.R.S. Employer
Incorporation)                   File Number)             Identification Number)

921 Bergen Avenue, Suite 405, Jersey City, NJ                      07306
  (Address of principal executive offices)                       (Zip Code)

32 Broadway, 3rd. Floor, New York, NY                              10004
        (Former Address)                                         (Zip Code)

                                  201-680-7142
                         (Registrant's Telephone Number)

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:

                          Common Stock $.0001 par value
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (Sec. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [ ] Yes [X] No

The registrant's gross revenues for its most recent fiscal year were $919,000.

Number of shares outstanding of each of the registrant's classes of common equity as of January 31, 2008 is 18,268,104. The Company's Common Stock has been approved for trading on the OTC Bulletin Board system under the trading symbol "AVGG". There is very limited trading and limited liquidity of these securities at the date of this Report.

                                EXPLANATORY NOTE

Advanced Technologies Group, Ltd. on January 29, 2009 is filing this Amendment No. 2 to its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission as a result of the receipt by the Company of financial information regarding its joint venture investment in FX Direct Dealer, LLC. for fiscal year 2008 subsequent to the issuance of the financial statements for the years ended January 31, 2008 and January 31, 2007.

This new information requires the restatement of the financial statements previously issued. The restatement affects the previously issued consolidated balance sheets, consolidated statements of operations, consolidated statement of cash flows, and the consolidated statement of changes in shareholders equity. A highlight of the changes to specific accounts and earnings (loss) per share calculations is as follows:

                                                   As Reported       As Restated
                                                   -----------       -----------

Net income (loss)                                   $(160,807)       $ (661,489)
Total assets                                        $ 120,160        $2,527,218
Total liabilities                                   $  30,980        $2,938,720
Shareholders' equity                                $  89,180        $ (411,502)

Earnings (loss) per share- basic & fully diluted    $   (0.01)       $    (0.04)

                                  FORM 10-KSB/A
                                JANUARY 31, 2008
                        ADVANCED TECHNOLOGIES GROUP, LTD.

                                TABLE OF CONTENTS


FORWARD LOOKING STATEMENTS                                                   4

PART I

     ITEM 1.  Description of Business                                        4
     ITEM 2.  Description of Property                                       15
     ITEM 3.  Legal Proceedings                                             16

PART II

     ITEM 4.  Market for Registrant's Common Equity and Related             16
              Stockholder Matters
     ITEM 5.  Management's Discussion and Analysis of Financial             16
              Condition and Results of Operations
     ITEM 6.  Management's Report on Internal Control Over Financial
              Reporting                                                     19
     ITEM 7.  Financial Statements
     ITEM 8.  Changes in and Disagreements with Accountants                 21
                                                                            21
PART III

     ITEM 9.  Directors, Executive Officers, Promoters and
              Control Persons
     ITEM 10. Executive Compensation                                        21
     ITEM 11. Security Ownership of Certain Beneficial Owners               27
              and Management
     ITEM 12. Certain Relationships and Related Transactions                27
     ITEM 13. Exhibits and Reports on Form 8-K                              27
                                                                            28
Signatures
                                                                            29
Independent Auditor's Report                                               F-1

                           FORWARD LOOKING STATEMENTS

Some of the information contained in this Report may constitute forward-looking statements or statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events. The words "estimate", "plan", "intend", "expect", "anticipate" and similar expressions are intended to identify forward-looking statements which involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company's actual results, financial or operating performance, or achievements to differ from future results, financial or operating performance, or achievements expressed or implied by such forward-looking statements. Projections and assumptions contained and expressed herein were reasonably based on information available to the Company at the time so furnished and as of the date of this filing. All such projections and assumptions are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and no assurance can be given that the projections will be realized. Potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 1. DESCRIPTION OF BUSINESS

(A) CORPORATE HISTORY

Advanced Technologies Group, Ltd. (the Company) was incorporated in the State of Nevada in February 2000. In January 2001, the Company purchased 100% of the issued and outstanding shares of FX3000, Inc. (formerly Oxford Global Network, Ltd.), a Delaware corporation, the designer of the FX3000 currency trading software platform. The FX3000 software program is a financial real time quote and money management platform for use by independent foreign currency traders. In March 2002, the Company transferred its FX3000 software program to FX Direct Dealer, LLC a joint venture company that markets the FX3000 software program. The Company received a 25% interest in the joint venture in return for the transfer. The remaining 75% of the joint venture is owned by Tradition, N.A., a subsidiary of Compagnie Financiere Tradition, a major Swiss-based financial company. The un-depreciated cost of the FX 3000 software at the date of the transfer was $1,670,485. On December 29, 2006 Tradition NA sold 80% of its 75% membership interest in joint venture to the Chairman of the Boars of Directors of Tradition NA, who is now the primary beneficiary. Tradition NA retains 15% membership interest.

Since March of 2002 the Company ceased all its efforts to directly market the FX3000 software and redirected its efforts to the acquisition, development and commercialization of other types of technology intended primarily for the e-commerce marketplace.

During October 2001, the Company acquired 100% of the issued and outstanding common stock of Luxury Lounge Inc. ("Luxury") in exchange for 7,918,565 shares of its common stock. Luxury, at the time of acquisition, operated an on-line interactive web site specializing in marketing of jewelry, watches and other luxury items at a discount to the retail and wholesale consumer. In addition, Luxury was also in the process of developing several ancillary technologies designed to provide on-line marketers with analytical information relating to the effectiveness of their on-line marketing techniques as well as allowing them to offer additional services to their customers. The Company believes that these technologies, (known as PromotionStat and Promote4Free) when properly developed, will have the potential for generating significant revenues and profits for the Company. The PromotionStat program will allow on-line retailers and advertisers to verify customers and categorize the patrons of on-line retail stores. Due to economic conditions, the Company terminated Luxury's on-line marketing operations and devoted all of its efforts and resources to complete the development and initiate the commercialization of the PromotionStat and Promote4Free technologies.

The Company, through its wholly owned subsidiaries, seeks to generate revenue through its investment in FX Direct Dealer and the PromotionStat e-commerce advertising screening platform software. To date, limited revenues ($919,000 in fiscal 2008 compared to $1,306,012 in fiscal 2007) have been generated from the Company's continuous software development and maintenance of FX Direct Dealer platform and no revenues have resulted from the PromotionStat e-commerce software platform during fiscal 2008. Neither the Company nor its predecessor has been involved in a bankruptcy, receivership or similar proceeding.

(B) BUSINESS OF REGISTRANT

GENERAL

The Company's business centers around the development and/or acquisition of new technologies that in management's opinion provide a novel or significantly improved methodology to solve existing problems, meet current demands among business and which have the potential for commercialization. Initially, management has elected to concentrate on technologies within the developing e-commerce marketplace.

I. THE FX3000 SYSTEM

The Company's first venture after its formation was development of the patent pending, Internet-based FX3000 software platform, a Java-based online foreign exchange dealing system. This system created an on-line foreign currency exchange ("Forex") trading service that offers a complete and technologically superior software platform that allows the retail-level foreign exchange traders access to 24-hour, commission-free foreign exchange dealing, using inter-bank liquidity and efficiencies. As mentioned above, in 2002 the Company reached an agreement with Tradition N.A., a subsidiary of Compagnie Financiere Tradition, a major international financial institution, to implement FX3000 on a commercial scale through a joint venture with the Company.

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Under the joint venture agreement, the Company assigned all of the FX3000 technology to the new joint venture company with Tradition NA, which assumed all administrative, funding and marketing responsibilities of commercializing the FX3000 system. Management believes that as the joint venture continues to develop its commercial operations this will be the leading source of revenues for the Company over the foreseeable future. As such, in order to provide a better understanding of the potential of this new technology, following is a brief discussion of the Forex markets and how the FX3000 system operates.

With the advent of Internet communications and related Web technologies, the Company perceived a growing demand for faster, cheaper and more efficient foreign currency exchange trade executions. The present Forex market is estimated to be at $2.5 Trillion in currencies traded every day. Most Forex trading is done at the wholesale level amongst brokers and major banks via private or vendor-supplied computer networks. The availability of Internet technologies is increasing the availability of lower-cost trading opportunities at the retail level for money managers, sophisticated high net worth traders, international corporations and small and medium size institutions. Individual investors are also being drawn to on-line Forex trading in escalating numbers, further increasing the pool of prospective trading participants.

The Company's FX3000 technology was designed to serve as a gateway to those inside Inter-bank markets. This technology ensures that all trades are executed as soon as they are received at openly posted executable prices that closely match those of the foreign exchange Inter-bank market as they are received and, in turn, executing them in the Inter-bank markets. This allows individual traders and investors to receive the benefits of the massive liquidity and tight quote spreads available in the Inter-bank markets, and allows those markets, in turn to service this retail sector without having to manage individual retail accounts.

The Company initially developed its on-line trading environment to include real-time dealing quotes, charting, technical analysis tools and news, all in one comprehensive product. FX3000 fully integrates the client, dealer, back office and System Administrator functions. Platform's features include high-speed execution of client orders and the ability to monitor in real time margin availability, net exposure and profit and loss on all open positions. Following establishment of the joint venture, the Company continued upgrading the FX3000 system to enable the platform to better fulfill its market mission and meet the performance criteria established by its joint venture partner. Commercial operations of the upgraded FX3000 software platform began, on a limited basis, during calendar year 2003 and have continued to develop and evolve through 2008.

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
II. ADDITIONAL TECHNOLOGIES UNDER DEVELOPMENT

GENERAL

Through the acquisition of Luxury, the Company acquired several new technologies related to the e-commerce markets which management believes offer an exceptional commercial opportunity to the Company. Principal among these new technologies are "PromotionStat" and "Promot4Free". Both of these technologies have been designed to meet the most basic problems that have resulted in the loss of confidence in Internet-based advertising of products and services to consumers. Given the widespread agreement that Internet marketing is, and will continue to be, a mainstay of how consumers will purchase goods and services in the future, management believes that a critical need exists and will continue to grow for methods to improve the success and viability of Internet-based advertising.

PROMOTIONSTAT AND PROMOTE4FREE TECHNOLOGIES

BACKGROUND: THE INTERNET MARKETPLACE

In less than a decade, Internet-based electronic commerce, or e-commerce, has emerged as the fastest growing factor in the creation of new wealth and overall economic activity in the United States. Additionally, it seems clear that the e-commerce phenomenon is well on its way to redefining how the entire world does business. The trend, say analysts, is not only being driven by the arrival of new consumer users, but also will be spurred by the increasing confidence shown by the business sector in Internet-based commerce. Companies in virtually every market sector and industry must now determine how to develop innovative business strategies to remain competitive in the digital marketplace. Although it is still early, one thing does seem certain: those who make the commitment to integrate e-commerce as a mainstream element in their business practices within and between companies are the ones most likely to wind up on top.

The advertising market as a whole is characterized by the fact that it is difficult to measure, evaluate or analyze the results of a specific ads' effectiveness. For instance the effectiveness of an ad in the newspaper or magazine is related to the amount of purchases or subscriptions of that publication which is clearly a poor measurement. The effectiveness of an ad on television is typically measured by the amount of viewers during a specific airing of an ad, which is calculated by an independent company who cannot verify how effective the ad was in producing results for the advertiser. With the advent of the Internet measuring the effectiveness of ads became somewhat simpler. A visitor may click on a banner or link of an advertiser and wind up on their web site. It is sufficient to place a counter on the advertiser's web site to determine the amount of visitors to that site. It seems simple at first glance. However, when a site receives a visitor, a company has no way of knowing whether a visitor was accidentally routed there, found the site through a search engine or came because of an offer by the advertising company. The increased number of visitors to a site may be due to a variety of reasons besides advertising including the possibility that the numbers were inflated by

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
technological means. Most importantly, if a company advertises in more than one location, it is difficult to determine which ad brought more visitors. Consequently, a company may not be in a position to determine which advertising strategy is most effective in promoting its products or services.

Because it is very difficult to measure and predict the effectiveness of a specific ad placement, a company may continue spending a great sum of money on advertising based on inaccurate data and assumptions. In essence, a company may be spending money on advertising that does not work, which creates a dilemma. How can a company figure out how to budget advertising dollars correctly and allocate money to advertising sources that will lead to profitability when there is no way to measure advertising effectiveness? Presently, there are two basic methods to address this issue on the Internet:

     1. SERVER LOG FILE ANALYSIS. This type of analysis can be conducted either online or offline via a company's Internet Service Provider or by means of software that is installed on the server. However this information does not allow for a direct tracing or analysis of which advertising or promotional source brought the product request or sale. Additionally there is no way to track and analyze purchased banner/logo impressions placed on other web sites. Basically, this method does provide a means to determine how many unique visitors resulted and what these visitors did when they visited the web site.

     2. BANNER IMPRESSIONS ANALYSIS. Such analysis typically includes the amount of impressions, list of web pages showing this impression, date of the impression, CTR of a particular banner or logo, etc. However, none of the companies offering this type of analysis follow the visitor after the click and have no means to determine which product was of most interest to a particular visitor directed to a web site from a particular advertising source. If a company had access to such information it would be able to conduct a marketing research study for a particular group of visitors. A company would also be able to determine the efficiency of a particular advertising and promotional campaign in providing real traffic and interested consumers.

Clearly, existing methodology does not meet the challenge nor provide the information necessary to structure an effective advertising campaign. It was within this environment that management turned its attention to developing a new approach aimed at assisting E-Businesses by helping them become more profitable. The resulting technology has been carefully structured to provide meaningful information to a company and foster the biggest "bang for the buck." The result was development of the PromotionStat technology.

PROMOTIONSTAT, INC.

The PromotionStat technology is a statistical and analytical traffic-monitoring tool designed to help marketing executives monitor the effectiveness of every dollar spent on advertising and promotions as well as utilize a free promotional tool at a favorable exchange ratio. The PromotionStat system tracks visitors' pre and post click activities while identifying what visitors came from which advertisements or links. With PromotionStat's Internet Advertising Rating System, a web site will be able to identify and rate their advertising sources and find out which ads are successful. In essence PromotionStat is capable of reporting and separating visitors from different advertising vehicles and tracking their behavior once they get there. This type of analysis will allow companies to allocate their advertising budget appropriately and prevent them from spending money on ads that are costly and inefficient.

The PromotionStat system is designed to analyze the effectiveness of advertising and promotional campaigns of web sites. This system keeps track of visitors via a series of invisible data collectors placed within individual pages of the web site. An advertiser will be able to identify visitors by the various advertising companies that directed them to their site as well as keep track of both the amount of visitors and their level of interest in the advertiser's products or services. The system calculates the percentage of visitors who looked at the home page versus those who continued browsing other internal pages. In this way a company will be able to determine which advertising company is more effective and whether it is worthwhile to continue utilizing their services.

In addition to finding visitors with high "targetability", the PromotionStat technology is able to record and analyze detailed information regarding visitors. This innovative screening system allows web owners to track and identify the referring source of their visitors, calculate the amount of unique visitors on a daily basis, describe the nature and dynamics of visitor activity on a web site and much more. PromotionStat also has a built in mechanism that can detect artificially inflated traffic, which is unfortunately a common practice on the Internet as web sites are paying "per click". This will help web owners eliminate dishonest promoters that employ such tactics.

A WORKING EXAMPLE OF THE BENEFITS OF THE PROMOTIONSTAT SYSTEM

To best understand the usefulness of the PromotionStat system it may be helpful to track a hypothetical advertising campaign by a company using the Company's system. Assume that Company A paid for 10,000 banner impressions of its product banner to SomeAdvertiser.com. According to the contract with SomeAdvertiser.com., Company A's banner is supposed to be placed on a particular page with similar products and information. So Company A should expect a well-targeted audience to visit its online store. In order to determine the efficiency of its advertising dollars, the PromotionStat system can first determine whether Company A's banner was in fact shown 10,000 times as promised and whether it was shown on the requested page.

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
The PromotionStat System can also be used by Company A to provide:

     * Real traffic on the pages of the ad promoter and compare those numbers with the numbers promised;
     * Efficiency of Company A's banner based on the CTR so that Company A may make effective modifications to its advertising.
     * By utilizing a special filtering feature in the PromotionStat reporting system, Company A can input the special reference number assigned SomeAdvertiser.com and receive the actual number of unique visitors that came from their web page daily.
     * Company A can receive detailed information about these visitors including date and time of their visit, where they came from, who referred them, their IP number and the geographic region they are from.
     * Company A can receive information regarding which pages were visited, which product, department or category was of most interest and which resulted in actual sales for each day of the week broken down by referral source or tracked on an individual basis.

What is the benefit derived from all of this information provide to Company A? If visitors do not leave the web site after clicking on the first page this will confirm that Company A's impressions are well targeted and not inflated artificially. Further, Company A can use this information to study product demand for a specific product type, product category or department. This provides management with a powerful marketing research tool that will allow Company A to change product offerings to meet market demand. Finally Company A can conduct a final analysis of the efficiency of the money spent on advertising and promotions and compare the amount spent on the 10,000 impressions with the amount of demand or sales generated.

PROMOTE4FREE, INC.

PromotionStat is not limited to providing traffic monitoring tools that measure advertising effectiveness as it works in conjunction with a free promotional service called Promote4Free, that will allow e-commerce companies to decrease their advertising spending and increase market presence simultaneously. One of the most effective methods of web site promotion is to join a banner exchange network that provides a web site access to showing its banner in exchange for showing other members' banners on their web site. Most existing banner exchange networks have an exchange ratio of 2:1, which means that for every one showing of a banner the client must show the banner of another member twice. This ratio is not that effective in bringing traffic as accumulating showings, or "points," at this rate, becomes difficult.

Promote4Free is a banner exchange system that is intended to provide a higher exchange rate of 4:3, allowing for three points to accumulate in the member's account for every four showings of the banner of another. In addition to a favorable exchange ratio, Promote4Free provides broad and detailed statistical information regarding banner showings and allows members complete control of their banner campaigns and point distribution. Promote4Free has a built in fraud protection system that protects members from dishonest practices of other members. This innovative technology does not presently exist in any other banner exchange network program on the Internet.

By combining the innovative services offered by PromotionStat with the advantageous services offered by Promote4Free, management believes that the Company will become a leader in restoring confidence in Internet advertising and making advertising online profitable. Promote4Free and PromotionStat are two innovative software systems that are designed to address an existing basic need of E-Businesses of today and strive to promote web sites efficiently and effectively while reducing advertising spending and optimizing financial rewards.

III. COMPETITION

The market for new, Internet-based technologies is evolving rapidly, and will be intensely competitive reacting quickly to the accelerating pace of technological change. The Company faces competition in this market sector from a broad sector of companies in many diverse fields whose primary focus is to identify problems and to create new technological solutions for these problems. Further, the search to acquire new technology developed by other for commercialization is also an intensely competitive area. In its efforts to acquire new technology the Company will be competing with many companies in a wide range of industries, most of whom have greater financial resources than the Company and greater market recognition.

Although management believes that the Company's current technologies provides a number of competitive advantages in the markets for which they have been designed, it must be remembered that many of its competitors have longer operating histories, a larger customer base, greater brand recognition and greater financial, technical, marketing and other resources than the Company. Current and potential competitors also have established or may establish relationships among themselves or with others in order to increase the services offered within the same business sectors as the Company.

IV. RISK FACTORS

1. LIMITED OPERATING HISTORY AND RECORD OF EARNINGS. The Company has only a limited history of operations. The Company has transferred its principal technology to a joint venture formed with Tradition N.A., a major brokerage and financial company, in exchange for a 25% interest in the joint venture. The joint venture has begun to market the FX3000 software system in 2003. The Company is also developing additional software product aimed at the e-commerce market, although no assurance can be given as to when these additional technologies will result in operating revenues to the Company. For fiscal year 2008, the Company realized a net loss of $661,489 (as compared to a net loss of $618,337 for fiscal 2007). The Company has received no profit sharing revenues since its investment in the joint venture in March 2002.

As a development stage enterprise, the Company is subject to all of the risks inherent in the establishment of a new business, including the absence of a significant operating history, lack of market recognition and limited banking and financial relationships. Further, the Company's Auditor has included a "going concern" footnote in the Company's audited financial statements for fiscal 2008. See "FINANCIAL STATEMENTS - FOOTNOTE 12."

2. RELIANCE UPON MANAGEMENT. The Company is largely dependent upon the personal efforts of its current management, the loss of any of which could have a material adverse effect upon the Company's business and prospects. The Company does not have key-man life insurance upon the life of any of its officers or directors. Additionally, as the Company implements its commercial operations, it will require the services of additional skilled personnel. There can be no assurance that the Company can attract persons with the requisite skills and training to meet its future needs or, even if such persons are available, that they can be hired on terms favorable to the Company.

3. UNCERTAINTY AS TO MANAGEMENT'S ABILITY TO CONTROL COSTS AND EXPENSES. With respect to the Company's development of its technologies and the implementation of commercial operations, the Company cannot accurately project or give any assurance, with respect to management's ability to control the Company's development and operating costs and/or expenses. Consequently, if management is not able to adequately control costs and expenses, such operations may not generate any profit or may result in operating losses.

4. POSSIBLE ADVERSE EFFECT OF REGULATORY CHANGES. At present, none of the business segments where the Company plans to operate have significant government regulation that could be expected to adversely affect the commercialization of the Company's technologies. However, all of the Company's present technology is related to the Internet and it is possible that the current federal, state or local laws and regulations which apply to the Internet and which relate to services the Company plans to offer its customers, may change in the future. Although it is not possible to predict the extent of any such changes, and although management is not aware of any pending adverse changes in the regulations applicable to its planned business operations, it is possible that future or unforeseen changes may have an adverse impact upon the Company's ability to continue or expand operations as presently planned.

On December 11, 2007 the US Commodities and Futures Trading Commission (CFTC) passed the CFTC Reauthorization Act of 2007 (the "Act"). The Act, as proposed, will impose on Foreign Exchange Dealers (such as FXDD), a minimum net capital requirement of $20,000,000. Additionally, Foreign Exchange dealers will also be required to maintain sufficient capital in excess of the minimum net capital in order to "cover" firm's daily net open exposure. Furthermore, Foreign Exchange Dealers will be required to maintain several million dollars in additional capital over and above the excess required, in order to comply with new CFTC and NFA requirements. This legislation may have an adverse effect on Company's profits, as the joint venture will be unable to disburse any profits until it satisfies the above-mentioned capital requirements.

5. INTELLECTUAL PROPERTY RIGHTS. The Company's success will depend in significant part on certain methodologies it plans to utilize in connection with the commercial applications for its newly acquired technology, as well as with respect to its FX3000 trading system, and on proprietary intellectual property rights it has and may in the future develop. The Company plans to rely on a combination of nondisclosure and other contractual arrangements and trade secrets, copyright, patent and trademark laws to protect its proprietary rights and the proprietary rights of third parties from whom the Company may licenses intellectual property. The Company also plans to enter into confidentiality agreements with its employees and consultants and limits access to, and distribution of, proprietary information. There can be no assurance that the steps planned by the Company in this regard will be adequate to deter misappropriation of proprietary information or that the Company will be able to detect unauthorized use and take appropriate steps to enforce its intellectual property rights.

6. RELIANCE UPON WEB SITE, NETWORK INFRASTRUCTURE AND TRANSACTION-PROCESSING SYSTEMS. The satisfactory performance, reliability and availability of the Company's Internet-based technologies, transaction-processing systems and network infrastructure are critical to its operating results, as well as to its ability to attract and retain customers and maintain adequate customer service levels. Any system interruptions that result in the unavailability of or reduced performance of the Company's systems would reduce the volume of revenues and the functionality of the Company's technology. Further, any interruptions in such service could adversely impact the effectiveness of the Company's technology and its ability to perform the functions for which they have been designed. This would seriously harm the Company's business, operating results and financial conditions. Management expects that there will be a need to periodically upgrade its system architecture to accommodate increased traffic and processing needs as the Company's business continues to develop. Management expects this process to be time consuming and expensive without any assurance that such upgrades will be successful.

7. DEPENDENCE ON INCREASED USE OF THE INTERNET AND ON THE GROWTH OF ONLINE COMMERCE. The Company's future revenues depend upon the increased acceptance and use of the Internet and other online services as a medium of commerce. The market for Internet services is in an early stage of growth. Rapid growth in the use of the Internet, the Web and online services is a recent phenomenon. As a result, acceptance and use may not continue to develop at historical rates and a sufficiently broad base of customers may not adopt, and/or continue to use, the Internet and other online services as a medium of commerce.

8. RISK OF TECHNOLOGICAL OBSOLESCENCE. All industries based upon innovative technology, such as the Company's planned Internet-based systems, are characterized by rapid technological advances, evolving industry standards in computer hardware and software technology, changes in customer requirements and frequent new developments and technological enhancements. As a result, the Company's ability to remain competitive will depend in significant part upon its ability to continually upgrade its systems and service to keep up with such technological advances and changes in a timely and cost-effective manner in response to both evolving demands of the marketplace, requirements of applicable laws and regulations and product/service offerings by its competitors. In addition, over the longer term, the Company's ability to remain competitive will depend in significant part upon its ability to develop and introduce, in a timely and cost-effective manner, enhancements to its basic systems and products, which incorporate new technological advances that provide an advantage over its competition. If the Company faces material delays in introducing new services, products and enhancements, customers may forego the use of the Company's system and services and use those of competitors.

9. NO DIVIDENDS AND NONE ANTICIPATED. The Company has not paid any dividends nor, by reason of its contemplated financial requirements, does it anticipate paying any dividends upon its Common Shares in the foreseeable future. Further, the Company has existing commitments to pay dividends on its Preferred Shares which are ongoing and currently in default.

10. ADDITIONAL FINANCING. The Company will require significant additional capital to complete development of its recently acquired technology, commercialization of this technology and for general working capital purposes. To date, such financing has been provided either by loans from the Company's principal shareholders or through the sale of the Company's securities, or a combination of both. There can be no assurance that such sources of capital will prove sufficient in the future. There can be no assurance that any additional sources of financing will be available in the future or, if available, that it can be obtained on terms favorable to the Company. Although the existing cash resources are currently expected to provide sufficient funds through the upcoming year, the continuation of the Company as a going concern for a period of longer than the upcoming year is dependent upon the ability of the Company to obtain the necessary financing to continue operations.

11. LIMITED PUBLIC MARKET FOR SECURITIES. The Registrant's securities are listed at OTC.BB of NASDAQ under trading symbols "AVGG" but there is very limited trading and limited liquidity of these securities at the date of this Report. Although management expects that a more liquid market will develop for its Common Shares in the future, no assurance can be given that the trading market that develops will be sustained or that shareholders will be able to sell their shares.

12. RISKS OF LOW-PRICED STOCKS; POSSIBLE EFFECT OF "PENNY STOCK" RULES ON LIQUIDITY FOR THE COMPANY'S SECURITIES. It is likely that if the Company's stock is eligible to be traded in the future it will be defined as a "penny stock" under Rule 3a51-1 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934. In general, a "penny stock" includes securities of companies which are not listed on the principal stock exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or National Market System ("NASDAQ NMS") and have a bid price in the market of less than $5.00; and companies with net tangible assets of less than $2,000,000 ($5,000,000 if the issuer has been in continuous operation for less than three years), or which has recorded revenues of less than $6,000,000 in the last three years. "Penny stocks" are subject to rule 15g-9, which imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses, or individuals who are officers or directors of the issuer of the securities). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, this rule may adversely affect the ability of broker-dealers to sell the Company's stock, and therefore, may adversely affect the ability of the Company's stockholders to sell stock in the public market.

13. FORWARD-LOOKING STATEMENTS. This document contains forward-looking statements. Readers are cautioned that all forward-looking statements involve risk and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this document will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. (See "Forward Looking Statements", PART I above).

(C) REPORTS TO SECURITY HOLDERS

The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that SEC internet site is http://www.sec.gov.

ITEM 2. DESCRIPTION OF PROPERTY

The Company's office is located at 921 Bergen Avenue, Suite 405, Jersey City, NJ 07306; formerly at 32 Broadway, 3rd Floor, New York, NY10004, and its telephone

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
number is 201-680-7142. The Company occupies these premises that consist of shared office suites, pursuant to a year toyear lease which includes an administrative assistant and communication services. The Company currently pays rent of approximately $1,000 per month pursuant to said lease. See Financial Statements, Footnote 13, for more detailed information concerning the Company's obligations under this lease. The premises and contents are fully insured.

At this time, the Company has no policy in terms of investment in real estate nor does it have any investment in real estate. The Company has no immediate plans to invest in real estate mortgages.

ITEM 3. LEGAL PROCEEDINGS

A lawsuit in Supreme Court of the State of New York by a former consultant to the Company alleging that he was entitled to receive certain shares of the Company's common stock and for other damages was dismissed by the Court in November 2007.

Apart from the foregoing action, the Company is not a party to any litigation and to its knowledge, no action, suit or proceedings against it or any officer or director, in his capacity as such, has been threatened by any person or entity.

                                     PART II

ITEM 4. MARKET FOR REGISTRANTS COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) The Registrant's securities are listed on OTC.BB of NASDAQ under "AVGG". There is very limited trading and limited liquidity of these securities at the date of this Report. No assurance can be given that the trading market that develops will be sustained or that shareholders will be able to sell their shares.

(b) There are approximately 275 holders of the common equity of the Company.

(c) There have been no cash dividends declared to date and there are no plans to do so. There are no restrictions that limit the ability to pay dividends on common equity other than the dependency on the Company's revenues, earnings and financial condition.

ITEM 5. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

BACKGROUND

Advanced Technologies Group, Ltd. (the Company) was incorporated in the State of Nevada in February 2000. In 2000 the Company had begun to generate revenues from the leasing of the FX3000 software system to independent IB's worldwide. In

March 2002, the Company transferred its FX3000 system to FX Direct Dealer, LLC, a joint venture company that will market the FX3000 software. At that time the Company terminated all existing leases for the FX3000 system. The Company received a 25% interest in the joint venture company in return for the transfer. The remaining 75% of the joint venture company is owned by Tradition, N.A., a subsidiary of Compagnie Financiere Tradition, a major Swiss-based financial company. On December 29, 2006 Tradition NA sold 80% of its 75% membership interest in joint venture to the Chairman of the Board of Directors of Tradition NA, who is now the primary beneficiary. Tradition NA retains 15% membership interest.

The Company also is the developer of the PromotionStat and Promote4Free software platforms, which assists on-line advertisers in monitoring their marketing effectiveness and which is planned to be marketed through the Company's subsidiaries. The Company believes that these technologies, when properly developed, will have the potential for generating significant revenues and profits for the Company.

GENERAL STATEMENT: FACTORS THAT MAY AFFECT FUTURE RESULTS.

With the exception of historical information, the matters discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations contain forward looking statements under the 1995 Private Securities Litigation Reform Act that involve various risks and uncertainties. Typically, these statements are indicated by words such as "anticipates", "expects", "believes", "plans", "could", and similar words and phrases. Factors that could cause the company's actual results to differ materially from management's projections, forecasts, estimates and expectations include but are not limited to the following:

     *    Inability of the company to secure additional financing
     *    Unexpected economic changes in the United States
     * The imposition of new restrictions or regulations by government agencies that affect the Company's business activities.

To the extent possible, the following discussion will highlight the activities of the Company's business activities for the fiscal years ended January 31, 2008 and January 31, 2007.

I. RESULTS OF OPERATIONS

COMPARISON OF OPERATING RESULTS.

CONSOLIDATED SALES, GROSS PROFIT, AND NET INCOME:

Total gross revenues for the fiscal year 2008 were $919,000 (compared to $1,306,012 for fiscal 2007), which consisted of $ 919,000 in revenues realized from the FX3000 joint venture (compared to $1,306,012 for fiscal 2007) and $-0-from the on-line use of the PromotionStat software (same for fiscal 2006). After costs of revenues of $591,000 (compared to $793,758 for fiscal 2007) the Company realized net revenues of $328,000 for fiscal 2008, compared to $512,254 for fiscal 2007. The decrease in net revenues was due primarily to the decrease in revenues from the FX3000 joint venture. With its primary efforts now shifting from FX3000 joint venture, management will now focus on raising adequate funds to promote and commercialize PromotionStat and Promot4Free technology.

It is important to note that during fiscal 2007 the Company's efforts with respect to PromotionStat resulted in very limited initial revenues with respect to this technology. During fiscal 2008 management elected to freeze the development of that software.

Management's cut its administrative costs, which began during fiscal 2004, stopped during 2008 with total general and administrative expense for fiscal 2008 increasing to $3,627,891 compared to $1,204,362 for last year, an increase of $1,423,529 or more than 300%. The main area of increased cost was salaries and benefits, which increase to $3,160,071 (compared to $319,076 in fiscal
2007). As a result of the loss of software servicing arrangement for the FX3000 software platform, the management's principal focus during the fiscal 2008 was on establishing of a joint venture with the purpose of further developing and marketing of the PromotionStat software platform.

After deducting general and administrative costs, the Company experienced a loss from operations of $3,299,891 for the fiscal 2008, compared to a loss of $692,108 for last year. This represents an increase in the Company's loss of $2,677,783 or approximately 400.00% over that experienced in fiscal 2007. Management attributes this to the accumulation of base salaries of the officers of the Company.

Net loss for fiscal 2008 was $661,489, or $0.04 per share, compared to a loss of $618,337, or $.04 per share for last year. In calculating the loss per share, the Company had to take into account the dividends due the preferred shareholders at January 31, 2008 and January 31, 2007. At January 31, 2008 and January 31, 2007, the preferred dividends were in arrears for $-0- for both years.

II. DISCUSSION OF FINANCIAL CONDITION: LIQUIDITY AND CAPITAL RESOURCES

At January 31, 2008 cash on hand was $67,286 as compared with $262,081 at January 31, 2007. During fiscal 2007, the Company issued 101,588 shares of preferred stock and received net proceeds of $287,835. In fiscal years 2007 and 2006, the Company issued 1,271,850 and 1,196,427, respectively, to preferred shareholders in conjunction with the issuances of the preferred stock. In 2007, the Company also issued 1,683,252 "loyalty" warrants to the preferred stock shareholders.

The Company does not expect any material capital expenditures in fiscal year 2008. Although the existing cash resources are currently expected to provide sufficient funds through the upcoming year, the continuation of the Company as a going concern for a period of longer than the upcoming year is dependent upon the ability of the Company to obtain the necessary financing to continue operations.

At January 31, 2008, the Company had working capital of $($2,866,833) compared to working capital of $145,051 at January 31, 2007. Working capital decreased mainly as a result of (i) [salaries due to Company's officers?] (ii) termination of service arrangement between the Company and FXDirectDealer where the Company provided programming service upgrades to the joint venture on the FX3000 including 24 hour help desk services, (iii) reduced cash on hand due to normal fluctuations in the use of cash by the Company, and (iv) discontinued subscriptions to Company's Preferred Stock and substantial increase in legal fees.

Total assets at January 31, 2008 were $2,527,218 as compared to $367,017 at January 31, 2007. [ The principal cause of this increase in total assets at January 31, 2008 was income received in the joint venture of FXDD in accordance with the K-1 statement. No cash distribution was received as of yet.]

The Company's total stockholders' equity decreased to ($411,502) at January 31, 2008 from $249,987 at January 31, 2007. [Stockholders' equity decreased principally because of the accumulated salaries to its officers and loss from operations experienced by the Company.]

The Company issued a stock dividend of 211,431 shares of common stock to the holders of the preferred stock.

During fiscal 2006, 2007 and 2008, FXDirectDealer LLC, the Company's joint venture with Tradition NA began to recognize a net profit from operations. However, due to the loans that Tradition had made to the joint venture during the initial years when it was developing its business operations, all of the net profits generated to date have been applied to the partial repayment of these loans. This fiscal year the balance of the loan was deferred for 3 years and the loan will become due and payable in 2010. In light of recent CFTC regulation (mentioned above) FXDD would be unable to disburse any profits from FXDirectDealer joint venture until minimum capital requirements of the joint venture are satisfied. Thereafter, management expects that the Company will begin to receive profit distributions on a quarterly basis as provided for in the joint venture agreement. However, the Company expects FXDirect Dealer's management to distribute the amount of profits necessary, in order to cover Company's Federal Tax liabilities as provided by the Joint Venture Agreement.

ITEM 6. MANAGEMENT'S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. internal control over financial reporting is defined in Rules 13-a-15(f) and 15d-15(f) under the Exchange Act as a process designed by, or under the supervision of, the

Company's principal executive and principal financial officers and effected by the Company's board of directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles and includes those policies and procedures that:

     * pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
     * provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorization of management and directors of the Company; and
     * provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company's internal control over financial reporting as of January 31, 2008. In making this assessment, management used the criteria established in "Internal Control-Integrated Framework," issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Based on this assessment, management believes that, as of January 31, 2008, the Company's internal control over financial reporting is effective and in accordance with Item 308 of Regulation S-B.

There have not been any changes in the Company's internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

CONCLUSION REGARDING THE EFFECTIVENESS OF DISCLOSURE CONTROLS AND PROCEDURES

Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of our disclosure controls and procedures, as such term is defined in Rule 13a-15(e) promulgated under the Exchange Act, as of the end of the period covered by this Annual Report. Based on this evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were ineffective as of the end of the period covered by this Annual Report on Form 10-KSB. The management will correct this failure going forward.

ITEM 7. FINANCIAL STATEMENTS

The Financial Statements of the Company are filed as a part of this Annual Report. Included are the audited statements of Advanced Technologies Group, Ltd. for the years ending January 31, 2008 and 2007 are submitted herewith on Pages F-1 to F-13.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL MATTERS

There have been no disagreements with the registrants former or present Accountants on accounting and financial matters.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The Company has three officers and three directors.

The following table sets forth as of the date hereof, with respect to each of the Company's directors and officers their position and their ages:

   Name              Age                          Position
   ----              ---                          --------

Alex Stelmak         59    Chief Executive Officer, Chairman of the Board
                           of Directors & CFO

Stan Mashov          39    Vice President, Chief Technology Officer & Director

Dr. Abel Raskas      67    President, Senior Marketing Director and Director
                           of the Company; CEO and Director of Luxury Lounge and its Subsidiaries and Director

The directors will serve until the next annual meeting of stockholders and until their successors are qualified and elected. The officers are also newly appointed and serve at the will of the Board of Directors. There are no existing committees of the Board of Directors. There are no family relationships among the officers and directors of the Company. There are at present no committees of the Board of Directors.

There are no agreements that a director will resign at the request of another person and the above named Directors are not acting on behalf of nor will act on behalf of another person.

The following is a brief summary of the Directors and Officers including their business experiences for the past five years.

ALEX J. STELMAK, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Mr. Stelmak founded and has been President and Chief Executive Officer of the Company since its formation in 1997. He has over twenty years of experience in operation and management, building highly successful financial services firms. Mr. Stelmak has served as President of Commonwealth Capital Group, Ltd., a financial advisory and investment-banking firm that has been engaged as a consultant to the Company. From 1996 to 1998, he served as the President of Oxford Holdings - a Registered Commodities Broker/Dealer principally engaged in providing managed currency-trading programs for Institutional and private clients. Prior to 1996 Mr. Stelmak also served as a stockbroker with BDS Securities, Greenway Capital and US Securities, Inc. He holds a Series 7 and 63 licenses from the National Association of Securities Dealers. Mr. Stelmak holds a BS degree in Business Administration with a major in accounting. He also holds the U.S. Equivalent of Master Degree in Economics.

STAN MASHOV, VICE PRESIDENT AND CHIEF TECHNOLOGY OFFICER

Mr. Mashov founded and has been Vice President and head of information technology of the Company since its formation in 1997. He has also served in the same capacity for Oxford since its formation in September 1997. Mr. Mashov has been mainly responsible for the design, development and implementation of the FX3000 on-line currency trading software platform. He is also responsible for FX3000's human and technical resources dedicated to software, technology and infrastructure development, implementation and business support. During his tenure with the Company Mr. Mashov assembled a superior team of programmers who, under his supervision designed, developed and implemented FX3000's assignment for a new software system to meet trading, risk management and back office business requirements. He was also instrumental in implementing FX3000's web site, manual and educational material. Prior to joining the Company, Mr. Mashov served as Chief Analyst and Currency Trader for Oxford Holdings, a company principally engaged in providing managed currency trading programs for individual investors. Mr. Mashov received his Degree in Accounting from Berkeley College.

DR. ABEL RASKAS, PRESIDENT/SENIOR MARKETING DIRECTOR

Dr. Raskas has served as a director of the Company since 1998. He is also Founder and President of Luxury Lounge, Inc. - an Internet wholesaler and retailer of luxury and premium quality goods and services recently acquired by the Company. Prior to establishing Luxury Lounge, Inc. Dr Raskas served as Vice President of Trimol Group, Ltd., a Publicly Held company engaged in the business of producing specialized documents through patented software. As a Principal of

Trimol Group, Ltd, Dr. Raskas was instrumental in bringing the Company to the Public Market. Prior to joining Trimol, from 1991 to 1998, he was a Principal and Vice President of Ocean Bridge International, Ltd., a company principally engaged in commercial finance and International trade with Eastern European countries. From 1980 to 1986 Dr. Raskas was the Founder and Principal of ABDATA Independence, Inc., a computer service bureau that was acquired in 1986 by Sandata Corp. Following the sale of ABDATA, Dr. Raskas remained a director of Marketing for Sandata Corp. until 1991. During this same period Dr. Raskas managed a data processing school and was one of the founders of CAIS Systems, a computer advertising information system. From 1966 through 1979 Dr. Raskas was an independent consultant in the design and implementation of management information systems ("MIS") to different industries. Dr. Raskas holds the equivalent of a Doctorate Degree in business management and computer science from St. Petersburg University (received in 1973). He has authored 20 articles and one book all in the field of business management and computer science.

BOARD OF ADVISORS

The Company has assembled a Board of Advisors to advise the Board with respect to specific matters affecting the Company and its business operations. Depending upon the nature of the advice requested by the Board, they may receive compensation in specific circumstances as determined by the Board of Directors. Their recommendations are purely advisory and the Board is not obligated to follow any recommendations made. Following are profiles for each member of the Board of Advisors:

DR. ALFRED D. MORGAN, PH.D. SPECIAL FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS

Dr. Alfred D. Morgan joined the Company in November 2000. Mr. Morgan brings to the Company more than 25 years of versatile and diverse financial experience with major Public and Private Corporations. He worked for 4 years with Lehman Bros. as a Securities Analyst, Portfolio Manager and General Corporate Financing Executive. After that Mr. Morgan accepted a position of Director of Development with Fairbanks Whitney Corp (NYSE). Subsequently, he joined a NYSE firm Federman, Stonehill as a Partner directly responsible for major IPO`s (Subaru of America, Cablevision Systems). At the same time (1980-1983) Mr. Morgan was a Special Professor of Finance with Hofstra University School of Business. By 1984 he devoted his full time to teaching as Professor of Finance at Southern Connecticut State University, where he introduced courses in Entrepreneurship and Security Analysis. At the same time he was involved with managing of Peachtree Venture Capital Fund and was directly responsible for aiding a number of growth companies to penetrate Public Markets by Reverse Merger (Transmedia Network, Resources America, MSH Entertainment). During his distinguished career in the financial community, Mr. Morgan also held a number of Directorship positions with major Public and Private Corporations: Magic Marker Pens Co., Transmedia, Resources America Oil Co., Columbia Financial Exchange, MSH Entertainment, etc. Mr. Morgan also enjoys a long lasting working relationship with a number of financial publications where he frequently publishes his articles including Wharton Journal of Venture Capital, Oxford Journal of Statistics, Bankers Magazine, US Investor, Nation. Dr: Morgan holds Ph.D. in Economics from Harvard, Teaching Fellowship, Research Scholarship Oxford University for Ph.D. Thesis, M.A. Scholarship from University of Wisconsin, Assistant in Statistics, M.A. Thesis. Non-Degree courses with New York University in Accounting, Arbitrage, Investment Banking. Honors and
Recognition's: Appointed by U.S Secretary of Commerce to Connecticut State District Council; Held a Seat on New York Commodities Exchange; Nominated as Teacher of the Year by Finance Club, Southern Connecticut State Univ. and Univ. of Georgia; Rhodes Scholar Nominee, Phi Beta Kappa.

ALEXANDER GORLOV, PH.D. CHIEF TECHNOLOGY ADVISOR TO THE BOARD OF DIRECTORS

Professor Alexander M. Gorlov of Northeastern University in Boston is the 2001 recipient of the prestigious ASME Thomas Edison Patent Award for his patented invention of the Gorlov Helical Turbine. The Edison Patent Award was established in 1997 in order to recognize the creativity of a patented device or process that has the potential to significantly enhance some aspects of mechanical engineering. Professor Gorlov is a Professor Emeritus at Northeastern. During his rich professional career, Professor Gorlov has established himself as a major powerhouse in High Technology field. He holds 21 International and US patents in such fields as Renewable Energy, Structural Analysis & Design, Theoretical Mechanics as well as the design of Bridges and Tunnels. In particular, his recent invention "Terrorist Truck-Bomb Protection System" is certified by 4 US patents and is placed on the US Department of State list of certified equipment. That allows the system to be used for protection of vital Government installations such as Nuclear Power Plants, Military Bases around the World, Embassies, Bridges and Tunnels as well as other potential strategic targets from terrorist attacks. Professor Gorlov is a recipient of research grants from the US Dept. Of Energy, Allied Signal Co., New England Power Co. He is a leading designer of a number of major worldwide construction projects such as subway systems, hydroelectric power plants, tunnels, bridges etc. Professor Gorlov is an author of over 90 periodical technical papers and 3 books.

CARL P. RANNO, SPECIAL LEGAL ADVISOR TO THE BOARD OF DIRECTORS

Mr. Ranno currently serves as Chairman and CEO of Spectrum Advisors, LLC, a company engaged in the business of mergers and acquisitions as well as advisory functions to its clients. Mr. Ranno is member of numerous boards of directors of both publicly held and private companies. Apart from his other duties and business affiliations, Mr. Ranno has been a practicing attorney since 1968 and currently serves as general counsel to numerous publicly held companies advising these companies in the areas of general corporate law and, specifically, in the areas of U.S. securities laws. From 1992 to 1997 Mr. Ranno served as President and CEO of Pollution Controls International Corp., a publicly traded company engaged in the manufacture and marketing of automotive after-market products on a global basis. From 1990 to 1992 Mr. Ranno also operated as an independent Investment Banker associated with Corporate Capital Group and, ultimately, Ladenburg Thalman in New York. His activities during this period principally involved the acquisition of companies that supply automotive manufacturers. Mr. Ranno hold a Bachelor of Science degree in Economics and Chemistry from Xavier University and a Juris Doctor degree from the University of Michigan School of Law.

DR. MARK G. KARPOVSKY, PH.D. SPECIAL ADVISOR TO THE BOARD OF DIRECTORS

Dr. Karpovsky has been a full Professor of Electrical and Computer Engineering of the Boston University, and Director of the Reliable Computing Laboratory since 1983. He conducts research in the areas of new techniques for design of reliable multiprocessors, networks of workstations and local area networks, routing in computer and communications networks, testing, and diagnosis of computer networks combining on-line and off-line techniques for error detection and/or location, and fault-tolerant message routing for computer networks. Dr. Karpovsky teaches graduate courses on interconnection networks, computer hardware testing, fault-tolerant computing, and error-correcting codes. Dr. Karpovsky received the B.S., M.S. and Ph.D. degrees in 1961, 1963 and 1967, respectively. He has been Visiting Professor at the University of Dortmund and Ecole National Superieure des Telecommunication, Paris. Dr. Karpovsky has been a consultant for IBM, Digital Corp., Honeywell, and AT&T, and is currently Director of the Reliable Computing Laboratory. He has published more than 140 papers and several books in the areas of logic design, testing and diagnosis, fault-tolerant computing and error-correcting codes.

DR. JOSEPH MEDVED, PH.D. SPECIAL ADVISOR TO THE BOARD OF DIRECTORS

Dr. Medved has over 30 years in Data Processing experience, the last 20 years of which have been in development of database online applications. Dr. Medved positions included Project Manager, Business Analyst, System Architect and Database Administrator for major database online projects. For the past 10 years Dr. Medved has served as business Analyst-Database Administrator for the City University of New York, with primary duties in Internet application development. Dr. Medved is currently serving as full Professor of the Computer Science Dept. of the City University of New York. Dr. Medved served as System Architect for New York Life Insurance Company, where he was personally responsible for the entire computer system design and implementation. Dr. Medved holds a Masters Degree in Computer Science and Economics and a Ph.D. in Computer Science.

THEODORE JAY, PATENT COUNSEL TO THE BOARD OF DIRECTORS

Mr. Jay has been an attorney his entire career, having been admitted to practice before the bar in New York, New Jersey and Connecticut as well as being admitted to practice as a patent attorney in the United States Patent and Trademark Office. In 1946 he became a member of the patent department for GTE and was promoted successively from the position of Patent Attorney for the Research Laboratories to a Counsel for Telephone and Electronic Systems. During his tenure with GTE Mr. Jay led negotiations in concluding world-wide patent cross licenses with General Electric, AT&T and other major corporations as well as directing various types of patent and trademark litigation. During his employment with GTE Mr. Jay prepared and filed over 300 patent applications in various electronic, mechanical and chemical fields. In 1987 Mr. Jay accepted early retirement from GTE and established his present independent practice providing patent, copyright and Science Degree in General Engineering from the Massachusetts Institute of Technology and his Doctorate of Law Degree from New York University School of Law. Mr. Jay was directly responsible for the successful completion of Patent Pending Application for FX3000 Proprietary Internet Currency Trading System.

SHOLIM GINSBURG, STRATEGIC TECHNOLOGY ADVISOR TO THE BOARD OF DIRECTORS

Mr. Ginsburg has over 26 years experience in management and programming in various fields of data processing and data communications in the banking, brokerage and engineering industries. Presently, Mr. Ginsburg serves as Vice President of Citicorp's Global Technology Organization where he manages the communications software area. Mr. Ginsburg has worked for Citicorp for over 15 years, having been involved with Citicorp's Y2K initiative and having overseen Citicorp's implementation of some of the first Web enabling technologies and TCP/IP on mainframe computers and router based communications networks in the banking industry. Also while at Citicorp, Mr. Ginsburg was in charge of communications hardware and software strategic planning with responsibilities for the network design, organization and integration to enhance network capabilities. Prior to joining Citicorp in 1985, Mr. Ginsburg held a senior technical position at Prudential Securities and Gibbs & Hills, Inc. Mr. Ginsburg holds both a Bachelors and Masters Degrees in Mathematics.

KEN R. LEW, SPECIAL ADVISOR TO THE BOARD OF DIRECTORS.

Mr. Lew is a consultant in the merger/acquisition business. Mr. Lew has been an Officer/Director of a public company since January 2000. He holds an M.B.A. in Business Finance, a B.Sc. in Cell Biology, and a B.A. in Chemistry from the University of Washington and Seattle City University. Mr. Lew has produced and edited two financial books and he has written numerous technical publications. His education, technical background and experience in business finance provide a valued source of technical and financial guidance.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The Officers, Directors and those beneficially owning more than 10% of small business Company's class of equity securities registered under Section 12 of the Exchange Act, shall file reports of ownership and any change in ownership with the Securities and Exchange Commission. Copies of these reports are to be filed with the Company.

ITEM 10. EXECUTIVE COMPENSATION

The executive officers of the issuer received salaries, benefits and other compensation during fiscal 2008 of $108,626.43 in the aggregate.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the Common Stock ownership of each person and /or group known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each director individually, and all officers and directors as a group. Each person has sole voting and investment with respect to the shares of Common Stock shown, and all ownership is of record and beneficial.

                                         Number of                   Percent
            Name                       Shares Owned (1)               Owned
            ----                       ----------------               -----

      Alex Stelmak                       4,389,476                    24.31%
      331 Newman Springs Rd.
      Bld. 1, 4Fl. Suite 143,
      Red Bank, NJ 07701

      Stan Mashov                          827,778                     4.58%
      331 Newman Springs Rd.
      Bld. 1, 4Fl. Suite 143,
      Red Bank, NJ 07701

      Dr. Abel Raskas                    4,389,476                    24.31%
      331 Newman Springs Rd.
      Bld. 1, 4Fl. Suite 143,
      Red Bank, NJ 07701

      Officers & Directors
       as a Group (3 Persons)            9,606,730                     53.2%

----------
(1) Based upon 18,268,104 issued and outstanding.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal year 2008 the Company has been leasing shared office space in New Jersey for $1,000 per month on a year-to-year lease. In the lease the services of an administrative assistant and communication services are included.

During fiscal years 2008 and 2007, the Company paid a consulting firm that is owned by the chief executive officer, $29,488 and $ 106,002 respectively, for marketing, investor relations, business planning, financial services, and public relations consulting services.

There are no parents of this small business Company.

There are and have been no transactions with promoters.

There were no material underwriting discounts and commissions upon the sale of securities by the Company where any of the specified persons was or is to be a principal underwriter or is a controlling person or member of a firm that was or is to be a principal underwriter.

ITEMS 13. EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits

     Exhibit No.                    Description
     -----------                    -----------

        31.1 Certification under Section 302 of the Sarbanes-Oxley Act of 2002 of Chief Executive Officer

        31.2 Certification under Section 302 of the Sarbanes-Oxley Act of 2002 of Chief Financial Officer

        32 Certification under Section 906 of the Sarbanes-Oxley Act of 2002 of Chief Executive Officer and Chief Financial Officer

(b) Reports on Form 8-K

None

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ADVANCED TECHNOLOGIES GROUP, LTD.


Dated: January 29, 2009                 By: /s/ Alex Stelmak
                                            ------------------------------------
                                            Alex Stelmak
                                            Chief Executive Officer and Director


Dated: January 29, 2009                 By: /s/ Abel Raskas
                                            ------------------------------------
                                            Abel Raskas
                                            President and Director


Dated: January 29, 2009                 By: /s/ Alex Stelmak
                                            ------------------------------------
                                            Alex Stelmak
                                            Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this Amendment to the Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Dated: January 29, 2009                 By: /s/ Alex Stelmak
                                            ------------------------------------
                                            Alex Stelmak
                                            Director


Dated: January 29, 2009                 By: /s/ Abel Raskas
                                            ------------------------------------
                                            Abel Raskas
                                            Director


Dated: January 29, 2009                 By: /s/ Stan Mashov
                                            ------------------------------------
                                            Stan Mashov
                                            Director

DONAHUE ASSOCIATES, L.L.C.
27 BEACH ROAD, SUITE CO5-A
MONMOUTH BEACH, NJ. 07750
  Phone: (732) 229-7723


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Advanced Technologies Group, Ltd.

We have completed the audits of the consolidated financial statements of Advanced Technologies Group, Ltd. (the "Company") and its internal control over financial reporting as of January 31, 2008 and January 31, 2007 in accordance with the standards of the Public Company Accounting Oversight Board (United States).

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Advanced Technologies Group, Ltd. (the "Company") at January 31, 2008 and January 31, 2007, and the results of its operations, cash flows, and changes in shareholders' equity for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the software maintenance contract with Tradition NA, the Company's sole source of revenue for the last several years, was cancelled by Tradition in December 2007. Management's plan in regard to this matter is also discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Donahue Associates LLC.
-----------------------------------
Donahue Associates LLC.

January 29, 2009
Monmouth Beach, New Jersey

                        Advanced Technologies Group, Ltd.
                           Consolidated Balance Sheets
                   As of January 31, 2008 and January 31, 2007

                                                                                As Restated
                                                                                    2008                   2007
                                                                                ------------           ------------
ASSETS

Current assets:
  Cash & short term deposits                                                    $     67,287           $    262,081
                                                                                ------------           ------------
      Total current assets                                                      $     67,287           $    262,081

Other assets:
  Fixed assets-net                                                                         0                 51,457
  Investment in FX Direct Dealer                                                   2,407,058                      0
  Security deposit                                                                    45,000                 45,000
  Trademark-net                                                                        7,873                  8,479
                                                                                ------------           ------------

      Total assets                                                              $  2,527,218           $    367,017
                                                                                ============           ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                           $  2,934,120           $    117,030
                                                                                ------------           ------------
      Total current liabilities                                                 $  2,934,120           $    117,030

Shareholder advance                                                                    4,600                      0

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common; 13%
   cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares          $  1,712,601           $  1,712,601
  Series B preferred stock, one share convertible to one share of common; 6%
   cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares           4,384,754              4,384,754
  Common stock- $.0001 par value, authorized 100,000,000 shares, issued and outstanding, 18,268,104 at January 31, 2008
   and 18,056,673 at January 31, 2007                                                  1,827                  1,806
  Additional paid in capital                                                      32,664,364             32,639,013
  Accumulated deficit                                                            (39,175,048)           (38,488,187)
                                                                                ------------           ------------
      Total shareholders' equity                                                    (411,502)               249,987
                                                                                ------------           ------------

      Total Liabilities & Shareholders' Equity                                  $  2,527,218           $    367,017
                                                                                ============           ============

                   See the notes to the financial statements.

                        Advanced Technologies Group, Ltd.
                      Consolidated Statements of Operations
            For the Years Ended January 31, 2008 and January 31, 2007

                                                             As Restated
                                                                 2008                   2007
                                                             ------------           ------------
Revenues:
  Revenues from software maintenance                         $    919,000           $  1,306,012
  Software maintenance costs                                     (591,000)              (793,758)
                                                             ------------           ------------
      Net revenues                                           $    328,000           $    512,254

General and administrative expenses:
  Salaries and benefits                                      $  3,160,071           $    319,076
  Promotion & investor relations                                   37,501                108,398
  Consulting                                                        5,594                209,020
  General administration                                          405,646                543,274
  Depreciation                                                     19,079                 24,594
                                                             ------------           ------------
      Total general & administrative expenses                   3,627,891              1,204,362
                                                             ------------           ------------

Net loss from operations                                     $ (3,299,891)          $   (692,108)

Other revenues and expenses:
  Gain on investment in FX Direct Dealer                        2,407,058                      0
  Interest income                                                   1,734                  8,401
  Software consulting                                             100,000                      0
  Sub-lease income                                                129,610                 65,370
                                                             ------------           ------------

Net income (loss) before provision for income taxes          $   (661,489)          $   (618,337)

Provision for income taxes                                              0                      0
                                                             ------------           ------------

Net income (loss)                                            $   (661,489)          $   (618,337)
                                                             ============           ============
Loss per common share:
  Basic & fully diluted                                      $      (0.04)          $      (0.04)

Weighted average of common shares:
  Basic & fully diluted                                        18,085,135             17,646,822

                   See the notes to the financial statements.

                        Advanced Technologies Group, Ltd.
                      Consolidated Statements of Cash Flows
            For the Years Ended January 31, 2008 and January 31, 2007

                                                              As Restated
                                                                 2008                  2007
                                                              -----------           -----------
Operating Activities:
  Net income (loss)                                           $  (661,489)          $  (618,337)
  Adjustments to reconcile net loss items
   not requiring the use of cash:
     Amortization                                                     606                   606
     Depreciation                                                  19,079                24,594
     Salary expense                                             2,907,740                     0
     Gain on investment in FX Direct Dealer                    (2,407,058)                    0
     Impairment expense                                            32,377                     0
     Consulting expense                                                 0               114,249
  Changes in other operating assets and liabilities:
     Accounts payable                                             (90,650)               22,521
                                                              -----------           -----------
Net cash used by operations                                      (199,395)             (456,367)

Investing Activities:
  Purchase of property & equipment                                      0               (11,962)
                                                              -----------           -----------
Net cash used by investing activities                                   0               (11,962)

Financing Activities:
  Issuance of preferred stock                                           0               287,835
  Advance from shareholder                                          4,600                     0
                                                              -----------           -----------
Net cash provided by financing activities                           4,600               287,835
                                                              -----------           -----------

Net decrease in cash during the year                             (194,795)             (180,494)

Cash balance at February 1st                                      262,081               442,575
                                                              -----------           -----------

Cash balance at January 31st                                  $    67,286           $   262,081
                                                              ===========           ===========

Supplemental disclosures of cash flow information:
  Interest paid during the year                               $         0           $         0
  Income taxes paid during the year                           $         0           $     3,251


                   See the notes to the financial statements.

                        Advanced Technologies Group, Ltd.
            Consolidated Statement of Changes in Shareholders' Equity
                    From January 31, 2006 to January 31, 2008
                                  (As Restated)

                                  Common      Common     Preferred    Preferred       Paid in      Accumulated
                                  Shares     Par Value    Shares        Value         Capital        Deficit          Total
                                  ------     ---------    ------        -----         -------        -------          -----
Balance at January 31, 2006     17,263,140    $1,727     2,594,186    $6,792,926    $31,275,783    $(37,604,196)    $ 466,240

Preferred stock issued                                     101,588       275,643         12,192                       287,835

Shares issued for services         216,791        22                                    114,227                       114,249

Preferred converted to common      323,738        32      (323,738)     (971,214)       971,182                             0

Stock dividend paid                253,004        25                                    265,629        (265,654)            0

Net loss for the fiscal year                                                                           (618,337)     (618,337)
                                ----------    ------     ---------    ----------    -----------    ------------     ---------

Balance at January 31, 2007     18,056,673    $1,806     2,372,036    $6,097,355    $32,639,013    $(38,488,187)    $ 249,987

Stock dividend paid                211,431        21                                     25,351         (25,372)            0

Net income for the fiscal year                                                                         (661,489)     (661,489)
                                ----------    ------     ---------    ----------    -----------    ------------     ---------

Balance at January 31, 2008     18,268,104    $1,827     2,372,036    $6,097,355    $32,664,364    $(39,175,048)    $(411,502)
                                ==========    ======     =========    ==========    ===========    ============     =========

                   See the notes to the financial statements.

                       Advanced Technologies Group, Ltd.
                 Notes to the Consolidated Financial Statements
           For the Years Ended January 31, 2008 and January 31, 2007
                                 (As Restated)


1. ORGANIZATION OF THE COMPANY AND SIGNIFICANT ACCOUNTING PRINCIPLES

Advanced Technologies Group, Ltd. (the Company) was incorporated in the State of Nevada in February 2000. The Company is the designer of the FX3000, a foreign currency trading software program. In March 2002, the Company sold the FX3000 software program, for a 25% interest in a joint venture, FX Direct Dealer LLC, a company that markets the FX3000 software. The Company does not have operational control over FX Direct Dealer LLC. Tradition NA, the 75% owner of FX Direct Dealer LLC, is the primary beneficiary.

The Company provides programming service upgrades to the joint venture on the FX3000. In addition, the Company provides the users of the FX3000 program 24 hour help desk services.

CONSOLIDATION- the accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiaries. All significant inter-company balances have been eliminated.

USE OF ESTIMATES- The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include. Actual results may differ from these estimates.

REVENUE RECOGNITION- The Company provides software maintenance and support services for the users of the FX3000 program. The Company receives a monthly fee from the joint venture for these services. Revenues received for the maintenance and support services are recognized by the Company when they are earned.

Under the terms of the agreement, Tradition NA is entitled to a full reimbursement of its startup costs and initial losses on the joint venture incurred prior to any revenue payments to the Company. The Company is not liable for any losses on the joint venture. The Company's interest in the joint venture is accounted for on a cost basis and adjusted for any net profits of the joint venture. Profit sharing revenues received from the joint venture are first applied to the cost of the investment and then to revenues.

The Company has received no profit sharing revenues since its investment in the joint venture in March 2002.

CASH AND INTEREST BEARING DEPOSITS- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

FIXED ASSETS- Office and computer equipment are stated at cost. Depreciation expense is computed using the straight-line method over the estimated useful life of the asset. The following is a summary of the estimated useful lives used in computing depreciation expense:

     Furniture & lease improvements        7 years
     Office equipment                      3 years
     Computer hardware                     3 years
     Software                              3 years

Expenditures for major repairs and renewals that extend the useful life of the asset are capitalized. Minor repair expenditures are charged to expense as incurred.

LONG LIVED ASSETS- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

INCOME TAXES- The Company accounts for income taxes in accordance with the Statement of Accounting Standards No. 109 (SFAS No. 109), "ACCOUNTING FOR INCOME TAXES". SFAS No. 109 requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets and liabilities to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period adjusted for the change during the period in deferred tax assets and liabilities.

RECENT ACCOUNTING PRONOUNCEMENTS:

In July 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "ACCOUNTING TO UNCERTAINTY IN INCOME TAXES and AN INTERPRETATION OF FASB STATEMENT NO.109." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS 109. FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The new FASB standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The provisions of FIN 48 are effective for the Company's first quarter ending March 31, 2008. The adoption of FIN 48 will not have a material impact on the financial statements of the Company.

In September 2006, the FASB issued SFAS No.157, "FAIR VALUE MEASUREMENTS", which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year including financial statements for an interim period within that fiscal year. The adoption of SFAS No. 157 will not have a material impact on the financial statements of the Company.

In February 2007, the FASB issued SFAS No.159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES"&. The statement permits entities to choose to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No.159 is effective as of the beginning of an entity's fiscal year that begins after November 15, 2007. The adoption of SFAS No. 159 will not have a material impact on the financial statements of the Company.

In November 2007, the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 109, "WRITTEN LOAN COMMITMENTS RECORDED AT FAIR VALUE THROUGH EARNINGS." SAB No.109 states that the expected net future cash flows related to the associated servicing of a loan should be included in the measurements of all written loan commitments that are accounted for at fair value through earnings. The provisions of SAB No.109 are applicable to written loan commitments issued or modified in fiscal quarters beginning after December 15, 2007. The adoption of SAB No. 159 will not have a material impact on the financial statements of the Company.

2. GOING CONCERN

The accompanying consolidated financial statements have been presented in accordance with generally accepted accounting principals, which assume the continuity of the Company as a going concern. Since the joint venture agreement's inception in 2002, the Company's sole source of revenues has been from the software maintenance revenues on the FX3000 software received from the joint venture. In December 2007, the Company was notified by the majority owner of the joint venture that the Company would no longer be the maintenance provider for the software. Consequently, the Company's sole source of revenue for the prior fiscal years has been lost effective December 2007.

The cessation of the software maintenance revenues associated with the FX3000, and the Company's continued failure to achieve profitability in the current and past several fiscal years, raises significant doubt as to the ability of the Company to continue as a going concern.

Management's plans with regard to this matter are as follows:

The Company still maintains a 25% equity investment in the FX3000 joint venture with Tradition NA, although the Company has recognized revenues from this investment in fiscal 2008, the Company has received no cash payments from this investment and does not expect to receive cash payments from this investment in the foreseeable future. The Company currently relies upon shareholder advances to fund its operations.

Although the existing cash resources are currently expected to provide sufficient funds through the upcoming year, the continuation of the Company as a going concern for a period of longer than the upcoming year is dependent upon the ability of the Company to obtain the necessary financing to continue operations.

3. NET LOSS PER SHARE

The Company applies SFAS No. 128, EARNINGS PER SHARE to compute net loss per share. In accordance with SFAS No. 128, basic net loss per share has been computed based on the weighted average of common shares outstanding during the years. Diluted net loss per share gives the effect of outstanding common stock equivalents which are convertible into common stock. The effects on net loss per share of the common stock equivalents are not included in the calculation of net loss per share since their inclusion would be anti-dilutive. Net loss per common share has been computed as follows:

                                                  2008              2007
                                               -----------       -----------

Net income (loss)                              $  (661,489)      $  (618,337)

Preferred dividends in arrears                           0                 0
                                               -----------       -----------

Income (loss) available to common
 shares (Numerator)                            $  (661,489)      $  (618,337)
                                               ===========       ===========

Shares outstanding                              18,268,104        18,056,673
                                               ===========       ===========

Weighted average (Denominator)                  18,085,135        17,646,822
                                               ===========       ===========

Loss per common share: basic                   $     (0.04)      $     (0.04)
                                               ===========       ===========

4. FIXED ASSETS AND IMPAIRMENT EXPENSE

The following table is a summary of net fixed assets:

                                   2008              2007
                                ---------         ---------

Lease Improvements              $       0         $  31,004
Furniture & Fixtures                    0            30,174
Equipment                               0           238,382
Accumulated depreciation               (0)         (248,103)
                                ---------         ---------

Fixed assets- net               $      (0)        $  51,457
                                =========         =========

As a result of the loss of the software maintenance revenues discussed in Note 2, management decided to impair the balance of the net fixed assets of the Company at December 31, 2007. As a result, the Company recognized an impairment expense of $32,277 for this fiscal year.

5.  WARRANTS OUTSTANDING

The following table summarizes the details of the number of warrants issued and outstanding, the weighted average exercise price of the warrants, and weighted average years remaining on the warrants.

                                                                        Wgtd Avg
                                                         Wgtd Avg       Years to
                                          Amount      Exercise Price    Maturity
                                          ------      --------------    --------

     Outstanding at January 31, 2006     2,898,158          $5            2.56
        Issued                           2,122,092
        Expired                         (1,184,560)
        Exercised                                0
                                        ----------

     Outstanding at January 31, 2007     3,835,690          $5            2.52
        Issued                                   0
        Expired                                  0
        Exercised                                0
                                        ----------

     Outstanding at January 31, 2008     3,835,690          $5            1.52
                                        ==========

6. INCOME TAXES

Provision for income taxes is comprised of the following:

                                                  2008                 2007
                                               -----------          -----------

Net loss before provision for income taxes     $  (661,489)         $  (618,337)
                                               ===========          ===========
Current tax expense:
  Federal                                      $         0          $         0
  State                                                  0                    0
                                               -----------          -----------
  Total                                        $         0          $         0

Less deferred tax benefit:
  Timing differences                            (3,135,104)          (2,566,712)
  Allowance for recoverability                   3,135,104            2,566,712
                                               -----------          -----------
  Provision for income taxes                   $         0          $         0
                                               ===========          ===========

A reconciliation of provision for income taxes at the statutory rate to provision for income taxes at the Company's effective tax rate is as follows:

Statutory U.S. federal rate                           34%                    34%
Statutory state and local income tax                  10%                    10%
Less allowance for tax recoverability                -34%                   -44%
                                               ---------              ---------
Effective rate                                        10%                     0%
                                               =========              =========

Deferred income taxes are comprised of the following:

Timing differences                             $ 3,135,104          $ 2,566,712
Allowance for recoverability                    (3,135,104)          (2,566,712)
                                               -----------          -----------
Deferred tax benefit                           $         0          $         0
                                               ===========          ===========

Note: The deferred tax benefits arising from the timing differences expires in fiscal years 2027 and 2028 and may not be recoverable upon the purchase of the Company under current IRS statutes.

7. FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and short term deposits, security deposit, trademark, shareholder advances, and accounts payable and accrued expenses reported in the consolidated balance sheets are estimated by management to approximate fair value at January 31, 2008 and January 31, 2007.

8.  PREFERRED STOCK

CLASS A PREFERRED STOCK: Class A preferred stock has a stated value of $3 per share and a cumulative non-participating dividend of 13%. The Class A preferred stock is convertible into common stock at a conversion ratio of one preferred share for one common share.

CLASS B PREFERRED STOCK: Class B preferred stock has a stated value of $3 per share and a cumulative non-participating dividend of 6%. The Class B preferred stock is convertible into common stock at a conversion ratio of one preferred share for one common share.

In fiscal year 2007, the Company issued 101,588 shares of preferred B and received net proceeds of $287,835.

9. ISSUANCES OF COMMON STOCK

The Company's stock (AVGG) began to freely trade in August 2006.

During fiscal year 2007, the Company issued 216,791 to consultants and programmers for services rendered.

During fiscal year 2007, the company issued a stock dividend of 253,004 shares to the preferred stockholders.

During fiscal year 2007, holders of the preferred stock converted 323,738 preferred shares into 323,738 shares of common stock.

During fiscal year 2008, the company issued a stock dividend of 211,431 shares to the preferred stockholders.

10.  RELATED PARTY TRANSACTIONS

During fiscal years 2008 and 2007, the Company paid a consulting firm that is owned by the chief executive officer, $29,488 and $106,002, respectively, for marketing, investor relations, business planning, financial services, and public relations consulting services.

11. COMMITMENTS AND CONTINGENCIES

The Company is committed to a non-cancelable lease for office space in New York City, expiring in 2012. Future minimum lease payments required under this lease is as follows:

                     2008                     $ 131,306
                     2009                       135,245
                     2010                       139,302
                     2011                       143,481
                     2012                        24,448
                Less sub lease                 (386,610)
                                              ---------

             Total                            $ 187,171
                                              =========

The Company has deposited $45,000 as a security deposit on the office space described above. The deposit is non-interest bearing and is due at the termination of the lease.

In August 2006, the Company entered into a sub-leasing agreement with a company for the bulk of its office space in New York City. The sub-lease expires in 2012.

The firm has executed employment contracts with the president and vice president of the Company since April 2002. Under the terms of the contracts, the two officers are to be paid $250,000 per year each, retroactive to April 2002, in the event the Company receives profit distributions from its 25% investment in FX Direct Dealer, LLC. Accordingly, the management has accrued a contingent liability of $2,907,740 in the consolidated balance sheets at January 31, 2008.

                                                                    Exhibit 31.1

                CERTIFICATION PURSUANT TO RULE 13A-14 AND 15D-14
              UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Alex Stelmak, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Advanced Technologies Group, Ltd., certify that:

1. I have reviewed this annual report on Form 10-KSB/A of Advanced Technologies Group, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and
     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and


Dated: January 29, 2009                    By: /s/ Alex Stelmak
                                               ------------------------------
                                               Alex Stelmak
                                               Chief Executive Officer

                                                                    Exhibit 31.2

                CERTIFICATION PURSUANT TO RULE 13A-14 AND 15D-14
              UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Alex Stelmak, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Advanced Technologies Group, Ltd., certify that:

1. I have reviewed this annual report on Form 10-KSB/A of Advanced Technologies Group, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and
     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and


Dated: January 29, 2009                    By: /s/ Alex Stelmak
                                               ------------------------------
                                               Alex Stelmak
                                               Chief Financial Officer

                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Advanced Technologies Group, Ltd. (the "Company") on Form 10-KSB/A for the period ended January 31, 2008 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Alex Stelmak, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


Date: January 29, 2009                     /s/ Alex Stelmak
                                           ------------------------------------
                                           Alex Stelmak
                                           Chief Executive Officer and
                                           Chief Financial Officer

                                     ANNEX C

    Quarterly Report on Form 10-Q for the nine months ended October 31, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-Q

                  Quarterly Report Under Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      For the Period ended October 31, 2008

                         Commission File Number 0-30987


                        Advanced Technologies Group, Ltd.
             (Exact name of Registrant as specified in its Charter)

            Nevada                                               80-0987213
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                 331 Newman Springs Rd., Bld. 1, 4Fl. Suite 143,
                               Red Bank, NJ 07701
                                  732-784-2801
          (Address and telephone number of principal executive offices)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES [X] NO [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.

Large accelerated filer [ ]                        Accelerated Filer [ ]

Non-accelerated filer [ ]                          Smaller reporting company [X]
(Do Not Check if a Smaller Reporting Company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

As of October 31, 2008, the registrant had 18,268,104 shares of common stock $0.0001 par value, issued and outstanding.

                                TABLE OF CONTENTS

Item                                                                        Page
----                                                                        ----

INDEX

Part 1. Financial information

Item 1. Condensed Consolidated Financial Statements:                          4

     Balance sheet as of October 31, 2008 and January 31, 2008                4

     Statement of income (loss) for three months ended
     October 31, 2008 and 2007                                                5

     Statement of cash flows for three months ended October 31, 2008
     and 2007                                                                 6

     Statement of changes in shareholders equity for the nine months ended
     October 31, 2008                                                         7

     Notes to condensed consolidated financial statements                     8

Item 2. Management's discussion and analysis of financial condition          12

Part II. Other information

Signatures                                                                   16

                          PART I: FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

The following unaudited consolidated financial statements have been prepared by Advanced Technologies Group, Ltd. (the "Company" or "ATG") pursuant to the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934 as amended. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals have been condensed or omitted pursuant to such rules and regulations. In the opinion of the Company's management, the consolidated financial statements include all adjustments (consisting only of adjustments of a normal, recurring nature) necessary to present fairly the financial information set forth herein.

                        Advanced Technologies Group, Ltd.
                           Consolidated Balance Sheets
                   As of October 31, 2008 and January 31, 2008

                                                                                  Unaudited          As Restated
                                                                                  31-Oct-08           31-Jan-08
                                                                                 ------------        ------------
ASSETS

Current assets:
  Cash & short term deposits                                                     $     40,070        $     67,287
                                                                                 ------------        ------------
      Total current assets                                                             40,070              67,287

Other assets:
  Investment in FX Direct Dealer                                                    2,407,058           2,407,058
  Security deposit                                                                          0              45,000
  Trademark- net                                                                        7,419               7,873
                                                                                 ------------        ------------

      Total assets                                                               $  2,454,547        $  2,527,218
                                                                                 ============        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                            $  3,026,380        $  2,934,120
                                                                                 ------------        ------------
      Total current liabilities                                                     3,026,380           2,934,120

Shareholder advances                                                                   96,386               4,600

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common; 13%
   cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares           $  1,712,601        $  1,712,601
  Series B preferred stock, one share convertible to one share of common; 6%
   cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares            4,384,754           4,384,754
  Common stock- $.0001 par value, authorized 100,000,000 shares,
   issued and outstanding, 18,268,104 shares                                            1,827               1,827
  Additional paid in capital                                                       32,664,364          32,664,364
  Accumulated deficit                                                             (39,431,765)        (39,175,048)
                                                                                 ------------        ------------
      Total shareholders' equity                                                     (668,219)           (411,502)
                                                                                 ------------        ------------

      Total Liabilities & Shareholders' Equity                                   $  2,454,547        $  2,527,218
                                                                                 ============        ============

                   See the notes to the financial statements.

                        Advanced Technologies Group, Ltd.
                      Consolidated Statements of Operations
    For the Nine and Three Months Ended October 31, 2008 and October 31, 2007

                                                         9 Months          9 Months          3 Months           3 Months
                                                         Unaudited         Unaudited         Unaudited          Unaudited
                                                         31-Oct-08         31-Oct-07         31-Oct-08          31-Oct-07
                                                       ------------      ------------      ------------       ------------
Revenues:
  Revenues from software maintenance                   $          0      $  1,019,000      $          0       $    334,000
  Software maintenance costs                                      0          (591,000)                0           (128,000)
                                                       ------------      ------------      ------------       ------------
      Net revenues                                     $          0      $    428,000      $          0       $    206,000

General and administrative expenses:
  Salaries and benefits                                $    106,533      $    235,619      $     97,719       $     60,394
  Promotion & investor relations                             17,690            37,501               849             11,161
  Consulting                                                  2,300             4,094             1,777                150
  General administration                                    161,155           271,630            36,975             73,915
  Depreciation                                                    0            14,616                 0              4,771
                                                       ------------      ------------      ------------       ------------
      Total general & administrative expenses               287,678           563,460           137,320            150,391
                                                       ------------      ------------      ------------       ------------

Net loss from operations                               $   (287,678)     $   (135,460)     $   (137,320)      $     55,609

Other revenues and expenses:
  Interest income                                                69             1,382                 0                428
  Sub-lease income                                           30,892           110,173                 0             53,032
                                                       ------------      ------------      ------------       ------------

Net loss before provision for income taxes             $   (256,717)     $    (23,905)     $   (137,320)      $    109,069

Provision for income taxes                                        0                 0                 0                  0
                                                       ------------      ------------      ------------       ------------

Net loss                                               $   (256,717)     $    (23,905)     $   (137,320)      $    109,069
                                                       ============      ============      ============       ============
Loss per common share:
  Basic & fully diluted                                $      (0.01)     $       0.00      $      (0.01)      $       0.01

Weighted average of common shares:
  Basic & fully diluted                                  18,268,104        18,056,673        18,268,104         18,056,673


                   See the notes to the financial statements

                        Advanced Technologies Group, Ltd.
                      Consolidated Statements of Cash Flows
         For the Nine Months Ended October 31, 2008 and October 31, 2007

                                                               Unaudited           Unaudited
                                                               31-Oct-08           31-Oct-07
                                                               ---------           ---------
Operating Activities:
  Net loss                                                     $(256,717)          $ (23,905)
  Adjustments to reconcile net loss items
   not requiring the use of cash:
     Amortization                                                    454                 453
     Depreciation                                                      0              14,616
     Rent expense                                                 45,000                   0
  Changes in other operating assets and liabilities :
     Accounts payable                                             92,260             (96,042)
                                                               ---------           ---------
Net cash used by operations                                    $(119,003)          $(104,878)

Financing activities:
  Shareholder advances                                         $  91,786           $       0
                                                               ---------           ---------
Net cash provided by financing activities                         91,786                   0
                                                               ---------           ---------

Net decrease in cash during the year                           $ (27,217)          $(104,878)

Cash balance at January 31st                                      67,287             262,081
                                                               ---------           ---------

Cash balance at October 31st                                   $  40,070           $ 157,203
                                                               =========           =========

Supplemental disclosures of cash flow information:
  Interest paid during the year                                $       0           $       0
  Income taxes paid during the year                            $       0           $       0


                   See the notes to the financial statements.

                        Advanced Technologies Group, Ltd.
            Consolidated Statement of Changes in Shareholders' Equity
         For the Nine Months Ended October 31, 2008 and October 31, 2007

                                   Common        Common      Preferred     Preferred      Paid in       Accumulated
                                   Shares      Par Value       Shares        Value        Capital         Deficit         Total
                                   ------      ---------       ------        -----        -------         -------         -----
Balance at January 31, 2008       18,268,104    $  1,827     $2,372,036    $6,097,355   $32,664,364    $(39,175,048)   $ (411,502)

Net loss for the period                                                                                    (256,717)      256,717)
                                 -----------    --------     ----------    ----------   -----------    ------------    ----------
Balance at October 31, 2008 -
 unaudited                        18,268,104    $  1,827     $2,372,036    $6,097,355   $32,664,364    $(39,431,765)   $ (668,219)
                                 ===========    ========     ==========    ==========   ===========    ============    ==========

Balance at January 31, 2007       18,056,673    $  1,806      2,372,036    $6,097,355   $32,639,013    $(38,488,187)   $  249,987

Net loss for the period                                                                                     (23,905)      (23,905)
                                 -----------    --------     ----------    ----------   -----------    ------------    ----------
Balance at October 31, 2007 -
 unaudited                        18,056,673    $  1,806     $2,372,036    $6,097,355   $32,639,013    $(38,512,092)   $  226,082
                                 ===========    ========     ==========    ==========   ===========    ============    ==========


                   See the notes to the financial statements.

                       Advanced Technologies Group, Ltd.
                 Notes to the Consolidated Financial Statements
        For the Nine Months Ended October 31, 2008 and October 31, 2007


1. ORGANIZATION OF THE COMPANY AND SIGNIFICANT ACCOUNTING PRINCIPLES

Advanced Technologies Group, Ltd. (the Company) was incorporated in the State of Nevada in February 2000. The Company is the designer of the FX3000, a foreign currency trading software program. In March 2002, the Company sold the FX3000 software program, for a 25% interest in a joint venture, FX Direct Dealer LLC, a company that markets the FX3000 software. The Company does not have operational control over FX Direct Dealer LLC. Tradition NA, the 75% owner of FX Direct Dealer LLC, is the primary beneficiary.

The Company provides programming service upgrades to the joint venture on the FX3000. In addition, the Company provides the users of the FX3000 program 24 hour help desk services.

CONSOLIDATION- the accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiaries. All significant inter-company balances have been eliminated.

USE OF ESTIMATES- The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include. Actual results may differ from these estimates.

REVENUE RECOGNITION- The Company provides software maintenance and support services for the users of the FX3000 program. The Company receives a monthly fee from the joint venture for these services. Revenues received for the maintenance and support services are recognized by the Company when they are earned.

Under the terms of the agreement, Tradition NA is entitled to a full reimbursement of its startup costs and initial losses on the joint venture incurred prior to any revenue payments to the Company. The Company is not liable for any losses on the joint venture. The Company's interest in the joint venture is accounted for on a cost basis and adjusted for any net profits of the joint venture. Profit sharing revenues received from the joint venture are first applied to the cost of the investment and then to revenues.

CASH AND INTEREST BEARING DEPOSITS- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

LONG LIVED ASSETS- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

INCOME TAXES- The Company accounts for income taxes in accordance with the Statement of Accounting Standards No. 109 (SFAS No. 109), "ACCOUNTING FOR INCOME TAXES". SFAS No. 109 requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets and liabilities to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period adjusted for the change during the period in deferred tax assets and liabilities.

2. GOING CONCERN

The accompanying consolidated financial statements have been presented in accordance with generally accepted accounting principals, which assume the continuity of the Company as a going concern. Since the joint venture agreement's inception in 2002, the Company's sole source of revenues has been from the software maintenance revenues on the FX3000 software received from the joint venture. In December 2007, the Company was notified by the majority owner of the joint venture that the Company would no longer be the maintenance provider for the software. Consequently, the Company's sole source of revenue for the prior fiscal years has been lost effective December 2007.

The cessation of the software maintenance revenues associated with the FX3000, and the Company's continued failure to achieve profitability in the current and past several fiscal years, raises significant doubt as to the ability of the Company to continue as a going concern.

Management's plans with regard to this matter are as follows:

The Company still maintains a 25% equity investment in the FX3000 joint venture with Tradition NA, however, the Company has received no cash payments on this interest and does not expect cash payments on this interest in the foreseeable future. The majority shareholders will continue to financially support the operations of the Company until cash payments on the FX300 joint venture are realized. However management plans cannot ensure the Company's ability to continue as a going concern.

3. NET LOSS PER SHARE

The Company applies SFAS No. 128, EARNINGS PER SHARE to compute net loss per share. In accordance with SFAS No. 128, basic net loss per share has been computed based on the weighted average of common shares outstanding during the years. Diluted net loss per share gives the effect of outstanding common stock equivalents which are convertible into common stock.

                                           31-Oct-08              31-Oct-07
                                         ------------           ------------

Net loss                                 $   (256,717)          $    (23,905)

Preferred dividends in arrears                      0                      0
                                         ------------           ------------

Loss available to common shares          $   (256,717)          $   (132,974)
                                         ============           ============

Shares outstanding                         18,268,104             18,056,673
                                         ============           ============

Weighted average                           18,268,104             18,056,673
                                         ============           ============
Loss per common share:
  Basic & fully diluted                  $      (0.01)          $       0.00
                                         ============           ============

4. WARRANTS OUTSTANDING

The following table summarizes the details of the number of warrants issued and outstanding, the weighted average exercise price of the warrants, and weighted average years remaining on the warrants.

                                                         Wgtd Avg     Wgtd Avg
                                                         Exercise     Years to
                                           Amount         Price       Maturity
                                           ------         -----       --------

Outstanding at January 31, 2006           2,898,158         $5          2.56
Issued                                    2,122,092
Expired                                  (1,184,560)
Exercised                                         0
                                         ----------

Outstanding at January 31, 2007           3,835,690         $5          2.52
Issued                                            0
Expired                                           0
Exercised                                         0
                                         ----------

Outstanding at January 31, 2008           3,835,690         $5          1.52
Issued                                            0
Expired                                           0
Exercised                                         0
                                         ----------

Outstanding at October 31, 2008           3,835,690         $5          0.76
                                         ==========

5. INCOME TAXES

   Provision for income taxes is comprised of the following:

                                                31-OCT-08           31-OCT-07
                                               -----------         -----------

Net loss before provision for income taxes     $  (256,717)        $   (23,905)
                                               ===========         ===========
Current tax expense:
  Federal                                      $         0         $         0
  State                                                  0                   0
                                               -----------         -----------
  Total                                        $         0         $         0

Less deferred tax benefit:
  Timing differences                            (4,548,018)          4,176,997
  Allowance for recoverability                   4,548,018          (4,176,997)
                                               -----------         -----------
  Provision for income taxes                   $         0         $         0
                                               ===========         ===========

A reconciliation of provision for income taxes at the statutory rate to provision for income taxes at the Company's effective tax rate is as follows:

Statutory U.S. federal rate                            34%                 34%
Statutory state and local income tax                   10%                 10%
Less allowance for tax recoverability                 -44%                -44%
                                               -----------         -----------
Effective rate                                          0%                  0%
                                               ===========         ===========

Deferred income taxes are comprised of the following:

Timing differences                             $ 4,548,018         $ 4,176,997
Allowance for recoverability                    (4,548,018)         (4,176,997)
                                               -----------         -----------
Deferred tax benefit                           $         0         $         0
                                               ===========         ===========

Note: The deferred tax benefits arising from the timing differences expires in fiscal years 2027 and 2028 and may not be recoverable upon the purchase of the Company under current IRS statutes.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Advanced Technologies Group, Ltd. (the Company), formerly SeventhCai, Inc., was incorporated in the State of Nevada in February 2000. In January 2001, the Company changed its name to Advanced Technologies Group, Ltd., and purchased 100% of the issued and outstanding shares of FX3000, Inc., a Delaware corporation, the designer of the FX3000 web-based software platform. The FX3000 software platform is a financial real time quote and money management platform for use by independent foreign currency traders. In March 2002, the Company transferred its FX3000 program to FX Direct Dealer, LLC, a joint venture company that markets the FX3000 software program. The Company received a 25% interest in the company in return for the transfer. The remaining 75% of the joint venture company is owned by Tradition, N.A., a major, Swiss-based financial company. On December 29, 2006, Tradition, N.A. sold 80% of its interest in DX Direct Dealer, LLC to its Chief Executive Officer. Tradition NA retains 15% ownership interest.

The Company also is the developer of the PromotionStat software program, which assists on-line advertisers in monitoring their marketing effectiveness and which is marketed through the Company's subsidiary, PromotionStat Inc. The Company, through its wholly owned subsidiaries, seeks to generate revenue through its investment in FX Direct Dealer and the PromotionStat E-commerce advertising screening platform software.

GENERAL STATEMENT: FACTORS THAT MAY AFFECT FUTURE RESULTS

With the exception of historical information, the matters discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations contain forward looking statements under the 1995 Private Securities Litigation Reform Act that involve various risks and uncertainties. Typically, these statements are indicated by words such as "anticipates", "expects", "believes", "plans", "could", and similar words and phrases. Factors that could cause the company's actual results to differ materially from management's projections, forecasts, estimates and expectations include but are not limited to the following:

     *    Inability of the company to secure additional financing

     *    Unexpected economic changes in the United States

     * The imposition of new restrictions or regulations by government agencies that affect the Company's business activities.

To the extent possible, the following discussion will highlight the activities of the Company's business activities for the nine months ended October 2008 and October 2007.

I. RESULTS OF OPERATIONS

COMPARISON OF OPERATING RESULTS

CONSOLIDATED SALES, GROSS PROFIT, AND NET INCOME (THREE MONTHS)

Total net revenues for the first nine months of fiscal 2008 were $0, compared to $428,000 for the same period in fiscal 2007, a decrease of $428,000, or 100%. This decrease was due to the decrease in revenues from software maintenance, as the Company lost its source of revenues from providing software maintenance services to the joint venture. Management does not expect any significant revenues from its PromotionStat technology since all of its efforts have been concentrated in the joint venture operations. Management does not expect any revenues from servicing of the FX3000 currency trading platform in the nearest future.

Net revenues for the three months ended July 31, 2008 were $0 compared to $206,000 for the same period in 2007, showing a decrease of 100%.

General and administrative expense for the first nine months of fiscal 2008 was $287,678 compared to $563,460 for 2007, a decrease of almost 50%. Major decreases in costs during this period were reduction of salaries and benefits, consulting costs, general administration, and promotion and investor relation costs.

The detail of general administrative costs is as follows:

                                            31-OCT-08         31-OCT-07
                                            ---------         ---------

          Travel, lodging, & meals          $ 17,786          $ 82,316
          Rent & utilities                    61,218            88,204
          Supplies                            16,664            22,496
          Automobile costs                    11,022            28,424
          Telephone                            6,515            23,046
          Professional fees                   47,253            24,165
          Miscellaneous taxes                    520               363
          Postage                                177             2,616
                                            --------          --------

          Total                             $161,155          $271,630
                                            ========          ========

For the three months ended October 31, 2008 general and administrative expenses totaled $137,320 compared to $150,391, reflecting a decrease of about 15%.

After deducting general and administrative costs, the Company experienced a loss from operations of $287,678 for the first nine months of fiscal 2008, compared to an operating loss of $135,460 for the same period in fiscal 2007.

During the three months ended October 31, 2008, the Company realized a net loss from operations of $137,320 compared to a gain of $55,609 for the same period in fiscal 2007.

Interest income decreased during nine months ended October 2008 since the Company's average cash balance has decreased in 2008. The Company invests excess cash balance in money market accounts.

During the nine months ended October 31, 2008, the Company's net loss was $256,717 or $0.01 per share compared to a loss of $23,905, or $0.00 per share for the same period in fiscal 2007.

For the three months ended October 31, 2008, the Company experienced a net loss of $137,320 or $0.01 per share compared to a loss of $109,069 or $0.01 per share for the same period in fiscal 2007.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

DISCUSSION OF FINANCIAL CONDITION: LIQUIDITY AND CAPITAL RESOURCES

At October 31, 2008 cash on hand was $40,070 as compared with $157,203 for the same fiscal period in 2007. During the period the Company received $0 in net subscriptions to its preferred B stock.

The Company does not expect any material capital expenditures for the balance of fiscal 2008.

At October 31, 2008, the Company had working capital of ($2,986,310) compared to a working capital of ($2,866,233) at January 31, 2008.

Total assets at October 31, 2008 were $2,454,547 as compared to $2,527,218 at January 31, 2008.

The Company's total stockholders' equity decreased to ($668,219 ) at October 2008 from ($411,502) at January 31, 2008.

Although the existing cash resources are currently expected to provide sufficient funds through the upcoming year, the continuation of the Company as a going concern for a period of longer than the upcoming year is dependent upon the ability of the Company to obtain necessary financing to continue operations.

III. CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES - As of the end of the period covered by this report, an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) was performed under the supervision and with the participation of the Company's management, including the CEO and CFO. Based on that evaluation, the Company's CEO and CFO concluded that the Company's disclosure controls and procedures were effective as of October 31, 2008 to ensure that information required to be disclosed in the reports it files and submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported as and when required.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING - There has been no change in the Company's internal control over financial reporting during the most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

IV. TRENDS AFFECTING LIQUIDITY, CAPITAL RESOURCES AND OPERATIONS

A number of factors are expected to impact the Company's liquidity, capital resources and future operations. Included among these are governmental regulation of the trading of currencies by individuals and the acceptability of currency trading by a large number of individual high net worth investors. Management believes that the increasing regulation of securities and other forms of investment vehicles will increase demand for alternate investment vehicles such as currency trading, thereby increasing demand for the Company's products and will significantly expand the Company's markets.

The Company has developed its FX3000 software to allow access by individual investors to what has traditionally been an investment arena restricted to large financial institutions and banks. Management believes that as investors become more sophisticated there will be an increased demand for access to these types of previously unavailable investment vehicles. However, recently the Company has lost its contract with FXDD for servicing of FX3000 platform. The revenue for the services rendered under this Agreement was a major source of income for the Company, and termination of this agreement may have a material adverse effect on the Company.

As other new technological products under development by the Company are introduced, management believes that sales revenues will increase and, over the long term, will result in stable sales and profits for the Company.

                            PART II OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS OF FORM 8-K

(a) Exhibits

    Exhibit No.                         Description
    -----------                         -----------

      99.1 Certification under Section 906 of the Sarbanes-Oxley Act of 2002 of Chief Executive Officer

      99.2 Certification under Section 906 of the Sarbanes-Oxley Act of 2002 of Chief Financial Officer

(b) Reports on Form 8-K

None

                                   SIGNATURES

In accordance with the requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.


Date: December 12, 2008                  By: /s/ Abel Raskas
                                            ---------------------------------
                                             Abel Raskas
                                             President


Date: December 12, 2008                  By: /s/ Alex Stelmak
                                            ---------------------------------
                                            Alex Stelmak
                                            Chairman of the Board of Directors
                                            and Chief Financial Officer

                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO RULE 13A-14 AND 15D-14
              UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Alex Stelmak, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Advanced Technologies Group, Ltd., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Advanced Technologies Group, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and


Dated: December 12, 2008                    By: /s/ Alex Stelmak
                                               ------------------------------
                                               Alex Stelmak
                                               Chief Executive Officer

                                                                    Exhibit 99.2

I, Abel Raskas, President of Advanced Technologies Group, Ltd., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Advanced Technologies Group, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and


Dated: December 12, 2008                    By: /s/ Abel Raskas
                                               ------------------------------
                                               Abel Raskas
                                               President